As filed with the Securities and Exchange
                                                 Commission on November 27, 1996

                                                        Registration No. 33-8441
                                                               File No. 811-4824
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       POST-EFFECTIVE AMENDMENT NO. 13  [X]

                                       and
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                              AMENDMENT NO. 15 [X]

                       BAILARD, BIEHL & KAISER FUND GROUP
               (Exact name of registrant as specified in charter)

                                2755 Campus Drive
                           San Mateo, California 94403
                    (Address of principal executive offices)
       Registrant's telephone number, including area code: (800) 882-8383

                           THOMAS E. BAILARD, Chairman
                       BAILARD, BIEHL & KAISER FUND GROUP
                                2755 Campus Drive
                           San Mateo, California 94403
               (Name and address of agent for service of process)

                                   Copies to:
                             ANDRE W. BREWSTER, ESQ.

   HOWARD, RICE, NEMEROVSKI, CANADY, FALK & RABKIN, A PROFESSIONAL CORPORATION

                       Three Embarcadero Center, 7th Floor
                          San Francisco, CA 94111-4065


Approximate date of proposed public offering: As soon as practicable after the effective date of this registration statement.

            It is proposed that this filing will become effective (check appropriate box):

              [ ]    Immediately upon filing pursuant to paragraph (b)

              [ ]    On __(date)____, pursuant to paragraph (b) of Rule 485

              [X]    60 days after filing pursuant to paragraph (a)(1)

              [ ]    On __(date)____, pursuant to paragraph (a)(1)
              [ ]    75 days after filing pursuant to paragraph  (a)(2)
              [ ]    On __(date)____, pursuant to paragraph (a)(2) of Rule 485


              If appropriate, check the following box:

              [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.



        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933:

An indefinite number of shares of Registrant's common stock are being registered by this post-effective amendment to Registrant's registration statement in accordance with Rule 24f-2 under the Investment Company Act of 1940. The non-refundable fee required by paragraph (a)(3) of Rule 24f-2 has already been paid to the Commission. Registrant's most recent Rule 24f-2 Notice was filed on or about November 27, 1996.

       Total Number of Pages __________. Exhibit Index at Page __________.

                              CROSS REFERENCE SHEET

Item Number and Caption in
Form N-1A Registration Statement                                       Caption in Prospectus
--------------------------------                                       ---------------------
1.      Cover Page ..................................................  Outside Cover Page.

2.      Synopsis ....................................................  Costs and Expenses of Fund Borne by
                                                                       Shareholders.

3.      Condensed Financial Information .............................  Financial Highlights; Performance
                                                                       Information.

4.      General Description
        of Registrant ...............................................  The Fund; What is the Fund's Investment
                                                                       Objective?; What are the Fund's
                                                                       Investment Policies?; Investment
                                                                       Practices; What Risk Factors Should I Be
                                                                       Aware Of?; What Else Should I Know
                                                                       About the Fund?; Appendix A, Corporate
                                                                       Bond and Commercial Paper Ratings;
                                                                       Appendix B, Hedging and Other
                                                                       Transactions.

5.      Management of the Fund ......................................  Who Is the Fund's Investment Adviser?

5A.     Management's Discussion of Fund Performance .................  Not Applicable.

6.      Capital Stock and
        Other Securities ............................................  How Do I Purchase Shares?; How Do I
                                                                       Exchange or Redeem Shares?; What Is the
                                                                       Fund's Share Price?; What Should I Know
                                                                       About Distributions and Taxes?; What
                                                                       Else Should I Know About the Fund?

7.      Purchase of Securities
        Being Offered ...............................................  How Do I Purchase Shares?; What is the
                                                                       Fund's Share Price?; What Else Should I
                                                                       Know About the Fund?

8.      Redemption or Repurchase ....................................  How Do I Exchange or Redeem Shares?

9.      Legal Proceedings ...........................................  Not Applicable.

Item Number and Caption in                                             Caption in Statement of
Form N-1A Registration Statement                                       Additional Information
--------------------------------                                       ----------------------
10.     Cover Page ..................................................  Outside Cover Page.

11.     Table of Contents ...........................................  Table of Contents.

12.     General Information and History .............................  Not Applicable.

13.     Investment Objectives
        and Policies ................................................  Investment Objectives, Policies and
                                                                       Restrictions.

14.     Management of the Fund ......................................  Management.

15.     Control Persons and Principal
        Holders of Securities .......................................  Shareholder Information.

16.     Investment Advisory and Other
        Services ....................................................  Management; Investment Advisory and
                                                                       Other Services.

17.     Brokerage Allocation and Other Practices ....................  Portfolio Transactions and Brokerage
                                                                       Commissions.

18.     Capital Stock and Other Securities ..........................  Investment Objectives, Policies and
                                                                       Restrictions; Net Asset Value for
                                                                       Purchase,  Exchange and Redemption of
                                                                       Shares.

19.     Purchase, Redemption and Pricing
        of Securities Being Offered .................................  Net Asset Value for Purchase, Exchange
                                                                       and Redemption of Shares.

20.     Tax Status ..................................................  Tax Aspects.


21.     Underwriters ................................................  Investment Advisory and Other Services.

22.     Calculation of Performance Data.............................   Performance Data.

23.     Financial Statements.........................................  Financial Statements.

Bailard, Biehl & Kaiser Diversa Fund
(A No-Load Fund With No 12b-1 Plan)


Prospectus

The Bailard, Biehl & Kaiser Diversa Fund (the "Fund") is designed to achieve an above average total return (the sum of income and capital gains) with below average risk through investment in up to six classes of assets: United States (domestic) stocks, domestic bonds, domestic cash equivalents, international stocks, international bonds and international cash equivalents.

This Prospectus contains the basic information that you should know about the Fund before investing and should be retained for future reference. A Statement of Additional Information containing further information about the Fund has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. A copy of the Statement of Additional Information may be obtained without charge by writing directly to us or by calling us at (800) 882-8383.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE DATE OF THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION IS JANUARY 26, 1997, AS EACH MAY BE SUPPLEMENTED FROM TIME TO TIME.




Fund Information:                           Shareholder Services:


Bailard, Biehl & Kaiser Diversa Fund        Chase Global Funds Services Company
2755 Campus Drive                           P.O. Box 2798
San Mateo, California  94403                Boston, Massachusetts 02208
(800) 882-8383                              (800) 541-4366
                                            (617) 557-8000
                                            (Massachusetts residents)

TABLE OF CONTENTS


Costs and Expenses of Fund Borne by Shareholders...........................   3

The Fund...................................................................   3

Financial Highlights.......................................................   4

What is the Fund's Investment Objective?...................................   6

What are the Fund's Investment Policies?...................................   6

Investment Practices.......................................................   9

What Risk Factors Should I Be Aware of?....................................  12

How Do I Purchase Shares?..................................................  15

How Do I Exchange or Redeem Shares?........................................  16

What is the Fund's Share Price?............................................  18

What Should I Know About Distributions and Taxes?..........................  19

Who is the Fund's Investment Adviser?......................................  21

What Else Should I Know About the Fund?....................................  22

Performance Information....................................................  23

Administrative Services....................................................  23

Transfer Agent and Custodian...............................................  23

Experts....................................................................  24

Corporate Bond and Commercial Paper Ratings................................ A-1

Hedging and Other Transactions............................................. B-1



No dealer, salesman or any other person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Fund or its distributor or investment adviser. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

Costs and Expenses of Fund Borne by Shareholders


Shareholder Transaction Expenses

Sales Load Imposed on Purchases........................................   None

Sales Load Imposed on Reinvested Dividends.............................   None

Deferred Sales Load....................................................   None

Redemption Fees........................................................   None

Exchange Fees..........................................................   None

Annual Fund Operating Expenses (as a percentage of average net assets)

Management Fees........................................................  0.95%

12b-1 Fees.............................................................   None


Other Expenses.........................................................  1.04%

Total Fund Operating Expenses..........................................  1.99%


Example:


                                              1 year  3 years  5 years  10 years
                                              ------  -------  -------  --------
You would pay the following
expenses on a $1,000 investment, assuming
1)  5% annual return and 2)  redemption at
the end of each time period:                    $20     $62     $107      $232

The purpose of the table set forth above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. Use of a 5% annual return in the example is mandated by the Securities and Exchange Commission and is not intended to be representative of past or future performance of the Fund. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. Redemptions and distributions by wire transfer are subject to a $10 wire charge. For more information regarding the fees and expenses of the Fund, see "Who is the Fund's Investment Adviser?" herein.


The Fund

The Bailard, Biehl & Kaiser Diversa Fund (the "Fund") is a diversified series of the Bailard, Biehl & Kaiser Fund Group, an open-end management investment company organized as a Massachusetts business trust. The Fund is sold without a sales load, which means there is no charge to you when you buy or redeem your shares, and no fee is charged to shareholders for the distribution of the Fund's shares. Mutual funds like the Fund provide investors with a means to pool their money so they can take advantage of diversification and professional investment management.

Bailard, Biehl and Kaiser, Inc., the Fund's adviser (the "Adviser"), has offered investment management services since 1970. It managed securities portfolios with total holdings of approximately $918 million in market value as of November 15, 1996.

Financial Highlights

The following information with respect to the Fund's fiscal years ended September 30, 1987 through 1996 has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report for the most recent five years is included in the Fund's annual report to shareholders for the fiscal year ended September 30, 1996. Portions of the Fund's annual report to shareholders for the year ended September 30, 1996 are incorporated by reference into the Statement of Additional Information. This information should be read in conjunction with the other financial statements and notes thereto included in the annual report.

The following information is based upon past results and may not be indicative of the future performance of the Fund. Further information about the performance of the Fund is included in the Fund's annual report to shareholders for the fiscal year ended September 30, 1996. A copy of the annual report is available, upon request and without charge, by calling the Fund's Investor Services
Department at (800) 882-8383, or writing to the following address: Bailard, Biehl & Kaiser Fund Group, 2755 Campus Drive, San Mateo, California 94403.

                      Bailard, Biehl & Kaiser Diversa Fund
                              Financial Highlights

For a share outstanding throughout the year:                                                                           Period from
                                                                                                                       Dec. 2, 1986
                                                                                                                      (Commencement)
                                                               For the year ended September 30,                        to Sept. 30,
                                          ------------------------------------------------------------------------------------------
                                                          2        2
                                             1996     1995     1994     1993     1992     1991    1990      1989      1988     1987
                                             ----     ----     ----     ----     ----     ----    ----      ----      ----     ----
Net Asset Value, Beginning of Year        $ 13.20  $ 12.01  $ 12.68  $ 10.93  $ 10.64  $  9.71  $ 11.26  $  10.55  $  11.70  $10.00
                                          -------  -------  -------  -------  -------  -------  -------  --------  --------  ------
 Income from Investment Operations:

                                                          2        2
   Net Investment Income                     0.31     0.38     0.26     0.39     0.34     0.44     0.42      0.61      0.52    0.21

   Net Realized/Unrealized Gain (Loss) on
     Securities and Foreign Currency         0.96     1.13    (0.66)    1.66     0.30     0.90    (1.52)     0.76     (1.03)   1.49
                                          -------  -------  -------  -------  -------  -------  -------  --------  --------  ------

   Total from Investment Operations          1.27     1.51    (0.40)    2.05     0.64     1.34    (1.10)     1.37     (0.51)   1.70
                                          -------  -------  -------  -------  -------  -------  -------  --------  --------  ------

 Less Distributions:

   From Net Investment Income               (0.32)   (0.26)   (0.05)   (0.30)   (0.35)   (0.41)   (0.45)    (0.66)    (0.35)   0.00

   From Net Realized Gains                  (0.76)   (0.06)   (0.22)      --       --       --       --        --     (0.29)     --
                                          -------  -------  -------  -------  -------  -------  -------  --------  --------  ------

   Total Distributions                      (1.08)   (0.32)   (0.27)   (0.30)   (0.35)   (0.41)   (0.45)    (0.66)    (0.64)   0.00
                                          -------  -------  -------  -------  -------  -------  -------  --------  --------  ------

 Net Asset Value, End of Year             $ 13.39  $ 13.20  $ 12.01  $ 12.68  $ 10.93  $ 10.64  $  9.71  $  11.26  $  10.55  $11.70
                                          =======  =======  =======  =======  =======  =======  =======  ========  ========  ======

   Total Return                             10.09%   12.83%   (3.18%)  19.05%    6.16%   13.97%  -10.19%    13.56%     3.97%  17.00%

 Ratios/Supplemental Data:

   Net Assets, End of Year (000's)        $36,566  $40,688  $46,047  $49,584  $50,487  $57,546  $79,420  $103,864  $105,719  $91,679
                                                                                                                                   1
   Ratio of Expenses to Average Net Assets   1.99%    1.85%    1.82%    1.70%    1.90%    1.46%    1.34%     1.26%     1.26%   1.02%

   Ratio of Net Investment Income to                                                                                               1
     Average Net Assets                      2.09%    2.97%    2.03%    2.88%    2.75%    3.01%    3.60%     5.24%     5.13%   2.45%
                                                                                                                                   1
   Portfolio Turnover Rate                     68%     166%     137%      96%      94%     254%     235%      100%       89%     66%
                               3
   Average Commission Rate Paid           $0.0344       --       --       --       --       --       --        --        --      --

----------------

1
  Not annualized.
2
  In  1995 and  1994, net investment  income per share has been  computed before adjustments for book/tax differences.

3
  Represents  average  commission  rate paid per share on purchases and sales of equity  securities by the Fund, as computed  under SEC rule effective with the
  Fund's  1996  fiscal  year.  Prior  period  rates have not been  presented  as permitted by the rule.

What is the Fund's Investment Objective?

The Fund's objective is to achieve an above average total return with below average risk through multiple asset allocation. The Fund's performance with respect to return and risk will be measured against that of other funds investing in multiple classes of assets. By investing in up to six classes of assets (United States (domestic) stocks, domestic bonds, domestic cash equivalents, international stocks, international bonds, and international cash equivalents) and adjusting the level of investment it maintains in these classes in response to changing market conditions, the Fund hopes to provide this unique combination of risk and return. The Fund is intended to serve as the core or foundation portfolio for investors because of its investment in several classes of assets.

All investments, including mutual funds, have risks, and no investment is suitable for all investors. Accordingly, there is no guarantee that the Fund will achieve its investment objective, and investors should consult with their financial and other advisers concerning the suitability of this investment for their own particular circumstances. The Fund anticipates that its net asset value will fluctuate.

What are the Fund's Investment Policies?

Asset allocation is the most important area of investment concern for the Fund. For its private clients, the Adviser has been actively engaged in asset allocation among three of the classes of assets since 1971, among five of the classes since 1979 and among all of the asset classes since 1987. The Fund's asset allocation policy is based on the following three principles:

o Investment in Multiple Classes of Assets. Holdings of domestic stocks could range from 0% to 65% of Fund assets. Holdings of domestic bonds, domestic cash equivalents, international stocks, international bonds and international cash equivalents each could range from 0% to 50% of Fund assets.

o Analysis of Expected Returns and Other Factors. The Adviser will perform an asset allocation review at least semi-annually. The recommended asset mix will be reviewed to help ensure that, based on the Adviser's forecasted returns, the Fund's assets could undergo such scenarios as high inflation or recession without significant losses when measured over a four-year period.

o Response to Market Conditions. The Fund will shift its emphasis among as many as six classes of assets, as well as various industry sectors, as financial trends and economic conditions change. The Fund will overweight sectors that the Adviser believes are undervalued and in the early stages of an upward move, and will underweight those that appear to be overvalued and beginning to weaken. Actual asset allocations are intended to change gradually over any market cycle.

In conducting its asset allocation review, the Adviser undertakes a complex, quantitative and economic analysis of potential relative returns for each asset category. As part of this analysis, the Adviser considers future economic circumstances and assesses the probable performance of each asset class. The historic volatility and risk characteristics of each asset are also considered. Based on its analysis, the Adviser determines an appropriate asset allocation.


The six classes of assets in which the Fund will invest are the following:

Domestic Stocks. The Fund will invest in the common and preferred equity securities of U.S.-based companies whose activities will normally represent at least eight of the following eleven economic sectors(each of which includes several industry groups): basic industry, capital goods, consumer cyclicals, consumer staples, energy and natural resources (including precious metal-related securities), finance (including real estate securities), health care, high technology, transportation, utilities and communication services. The Fund anticipates that no more than a third of this class will be invested in companies operating in any one sector, although the Fund may exceed this guideline from time to time. The Fund may also invest in the equity securities of U.S.-based investment companies. Such securities will be considered domestic stocks even though the portfolios of such companies may include other types of assets, including assets represented by the five other classes. The Fund will invest in stocks that are listed on an exchange or that are traded over the counter.

Domestic Bonds. The Fund will invest in domestic bonds and debt securities, including mortgage and asset-backed securities. Approximately 80% of this portion of the Fund's portfolio will be invested in U.S. Government securities and other issues rated at least Aa in quality by Moody's Investors Service, Inc. ("Moody's") or AA in quality by Standard & Poor's Corporation ("S&P"). Up to 10% of this class may be invested in securities rated Baa or BBB in quality by these services, respectively. Unrated securities will be considered for investment when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objectives and policies. See "What Risk Factors Should I Be Aware of? -- Lower-Rated Bonds." For a description of ratings by Moody's and S&P, see Appendix A.

Domestic Cash Equivalents. The Fund will invest in cash or cash equivalents consisting of repurchase agreements, issues of the U.S. Government and its agencies and instrumentalities (including Treasury bills, notes and bonds), U.S. banks (including certificates of deposit, securities backed by letters of credit, bankers' acceptances and fixed time deposits) and other domestic institutions (including commercial paper) with maturities of less than one year and with a quality comparable to that indicated by at least an A-3 rating by S&P. The Fund will not invest in time deposits maturing in over seven days in an amount exceeding 10% of its total assets.

International Stocks. The Fund will purchase international stocks, normally in at least five of the 18 largest investment markets of the world as defined by the EAFE Index, a broad-based index of international market returns published by Morgan Stanley & Co. The Fund's international stock holdings will be invested in roughly the same eleven economic sectors that it uses to invest in domestic stocks. The Fund anticipates that no more than one-third of its international stock portfolio will be invested in any one sector, although the Fund may exceed this guideline from time to time. The Fund's international stocks will include international stocks traded domestically or abroad through American Depositary Receipts or International Depositary Receipts ("ADRs" and "IDRs," respectively). The Fund may also invest in the equity securities of foreign investment companies. Such securities will be considered international stocks even though the portfolios of such companies may include other types of assets, including assets represented by the five other classes.

International Bonds. The Fund may purchase international bonds and debt securities, including mortgage and asset-backed securities. When this class exceeds 15% of total Fund assets, the international bond portfolio will normally be invested in at least three of the 12 largest investment markets of the world as defined by the EAFE Index. Although Moody's or S&P ratings are not available for all international bonds, the Fund will invest in those international bonds that are deemed by the Adviser to be of a quality comparable to domestic bonds rated at least Baa or BBB in quality by Moody's or S&P, respectively. The Fund's international bonds will include ADRs, IDRs and international government securities.

International Cash Equivalents. The Fund may invest in non-U.S. dollar-denominated debt securities that are considered to be of comparable quality by the Adviser to the domestic cash equivalents portfolio and which mature in one year or less. The Fund's investments will consist of: (1) debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions;
(2) debt obligations issued or guaranteed by supra-national organizations such as the World Bank; (3) debt obligations of foreign banks and bank holding companies; (4) foreign corporate debt securities; (5) debt obligations of domestic banks and corporations issued in foreign currencies; (6) foreign commercial paper; and (7) repurchase agreements involving these securities.

The above investment policies may be changed by the Board of Trustees without shareholder approval.

Limiting Investment Risks. The Fund seeks to limit the risk of investment losses by adhering to the investment restrictions described below. These investment restrictions can be changed only with the approval of a vote of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940. A complete list of the restrictions on the Fund's investment activities is set forth in the Statement of Additional Information. The Fund will not:

1. Invest in securities of any one issuer (other than cash and cash items, and securities of the United States Government and its agencies and instrumentalities), if immediately after and as a result of such investment more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer.

2. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States Government and its agencies and instrumentalities).

3. Acquire more than 10% of the outstanding voting securities of any one issuer.

4.   Invest in companies for the purpose of exercising control or management.

5. Purchase or sell real property; provided that the Fund will invest in publicly traded securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

6. Purchase or sell commodities or commodity contracts or invest in put, call, straddle or spread options or in interests in oil, gas or other mineral exploration or development programs; provided, however, that the Fund may invest in precious metals, in the securities of companies that explore for, extract, process or deal in precious metals and in asset-based securities related to precious metals. In addition, this policy will not prevent the purchase, ownership or sale of warrants or other rights where the grantor of the warrants is the issuer of the underlying securities ("grantor warrants"); provided that the Fund will not purchase a grantor warrant if, as a result thereof, the aggregate market value of all purchased grantor warrants then owned exceeds 5% of the total assets of the Fund or 2% of the total assets of the Fund in the case of warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Moreover, and notwithstanding this restriction, the Fund may purchase and sell foreign currencies on a current basis and may engage in interest rate, foreign currency and market hedging transactions, including investing in, writing and purchasing forward contracts, options, futures contracts and options on futures contracts on debt securities, financial indices and foreign currencies.

7. Issue senior securities or borrow money, except that the Fund may borrow from a bank as a temporary measure for extraordinary or emergency purposes in amounts not exceeding 5% of its total assets, and except that the Fund may obtain such credit as may be necessary for the clearance of purchases or sales of securities. For the purpose of this restriction, neither margin or collateral arrangements with respect to forward contracts, options, futures contracts or options on futures contracts, nor the purchase or sale of forward contracts, options, futures contracts or options on futures contracts, are deemed to be the issuance of a senior security or borrowing.

8. Mortgage, pledge or in any other manner transfer any of its assets as security for any indebtedness, except to secure borrowings described above or to obtain such credit as may be necessary for the clearance of purchases or sales of securities. For the purpose of this restriction, margin or collateral arrangements with respect to forward contracts, options, futures contracts and options on futures contracts, are not deemed to be a pledge of assets.

9. Purchase any securities on margin or effect short sales, except that the Fund may obtain such credit as may be necessary for the clearance of purchases or sales of securities. The deposit by the Fund of initial or variation margin in connection with forward contracts, options, futures contracts and options on futures contracts will not be considered the purchase of a security on margin.

10. Engage in the business of underwriting securities issued by others, or purchase illiquid securities, i.e. securities subject to contractual restrictions on disposition or legal restrictions on disposition in all of the principal markets where traded, repurchase agreements maturing in over seven days or securities that are not otherwise readily marketable, if such purchase will result in more than 10% of the value of its total assets then being invested in such illiquid securities.

11. Make loans of money or securities to any person or firm, except through the purchase of debt securities in accordance with the Fund's investment objectives and policies.


The Fund may engage in short-term trading if the disposition of securities held for a short period is deemed to be advisable. The Fund estimates that its annual portfolio turnover rate will generally be in the range of 75% to 150%, but may from time to time be greater or less than this range. A turnover rate of 100% exceeds that of many other investment companies, including those which emphasize total return as a primary investment objective. Higher portfolio turnover results in increased brokerage costs and may result in the realization of short-term gains that are taxed to stockholders as ordinary income. See "What Should I Know About Distributions and Taxes."

Investment Practices

The Fund is authorized to employ certain investment practices to attempt to minimize the risk to the Fund from adverse changes in currency exchange or interest rates, or market conditions or as a substitute for an underlying investment ("Hedging Transactions"). Hedging Transactions may consist of forward foreign currency exchange contracts ("Forward Contracts"), put and call options ("Options"), futures contracts ("Futures Contracts"), and put and call options on futures contracts ("Options on Futures Contracts") on debt securities, financial indices and foreign currencies. The Fund may also conduct foreign currency exchange transactions on a spot basis at the rate prevailing in the foreign currency exchange market. These practices involve certain risks, which are summarized below under "What Risk Factors Should I Be Aware Of? --Hedging Transactions." For a more detailed description of the uses, risks and costs of Hedging Transactions, see Appendix B. In addition, certain provisions of the Internal Revenue Code may limit the extent to which the Fund may enter into Hedging Transactions. See "What Should I Know About Distributions and Taxes? --Hedging and Other Transactions."

Generally, Hedging Transactions involving foreign currencies may directly hedge, cross-hedge, or indirectly hedge the currency risk associated with a particular transaction or position. The Fund may directly hedge a currency risk when it believes that the currency in which a particular portfolio security is denominated may suffer a substantial adverse movement against the U.S. Dollar. For example, to directly hedge a position, the Fund could sell an amount of such foreign currency, or buy an amount of the U.S. Dollar, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

The Fund may enter into a cross-hedge when it believes that the currency in which a particular portfolio security is denominated may suffer a substantial adverse movement against a currency other than the U.S. Dollar. A cross-hedge is accomplished by hedging a foreign currency in which a portfolio security is denominated against another foreign currency. For example, if the Fund believes that the German Mark will move adversely against the Japanese Yen, the Fund could hedge a portfolio position denominated in German Marks by selling the Mark for a specified amount of Japanese Yen. The Fund could also hedge the German Mark through the U.S. Dollar against the Japanese Yen. In such a case, the Fund could sell German Marks for an amount of U.S. Dollars and sell the same amount of U.S. Dollars for a specified amount of Japanese Yen.

Indirect hedges are similar to direct hedges except that instead of being obligated to sell a currency in which the Fund's assets are denominated, the Fund will be obligated to sell a different, or proxy, currency that the Fund believes will suffer a similar movement against the other currency. For example, the Fund may hold securities denominated in Dutch Guilders. If the Fund believes that the exchange rate between the Dutch Guilder and the U.S. Dollar will suffer a substantial adverse movement, the Fund could directly hedge the currency risk by selling an amount of Guilders forward for a specified amount of U.S. Dollars. However, if the Fund believes that the German Mark will suffer a similar adverse movement against the U.S. Dollar, the Fund could hedge the Guilder denominated portfolio position by selling an amount of German Marks forward for a specified amount of U.S. Dollars. Similarly, the Fund may acquire securities denominated in Guilders at a time that it believes the Guilder and the Mark would appreciate against the U.S. Dollar. In such circumstances, the Fund may sell U.S. Dollars forward against an amount of German Marks necessary to acquire the Guilder-denominated securities. The Fund will enter into such indirect hedges when it believes that the currency risk associated with a transaction or position can be hedged more effectively through the purchase or sale of a third currency (e.g., where the market for the proxy currency is more liquid, or more easily monitored and analyzed, and/or the cost to the Fund of an indirect hedge is lower than a corresponding direct hedge).

Generally, to hedge a risk associated with or as a substitute for a market, economic sector or industry, the Fund may enter into Options, Futures Contracts or Options on Futures Contracts involving financial indices (including stock, bond, and U.S. and foreign securities indices). A financial index is a composite of the market prices of the securities that make up the index. An index may be broad based (comprised of many securities and designed to be representative of an overall market, e.g., the CAC-40 Index of French securities) or narrow based (designed to be representative of a particular industry or market sector, e.g., the Morgan Stanley Global Utilities Index). An index may also be composed of U.S. securities (e.g., the S&P 500 Stock Index) or foreign securities (e.g., the International Market Index) or a combination of both (e.g., the Morgan Stanley World Index). Financial indices are used as the underlying value of Options, Futures Contracts and Options on Futures involving financial indices.

The Fund will not engage in a transaction involving Forward Contracts or Futures Contracts, and will not write Options or Options on Futures Contracts unless its position is "covered" by an offsetting position or transaction, or certain liquid assets equal to the amount of the Fund's contingent obligations are held by the Fund's custodian in a segregated account. For a more detailed description of cover transactions, see Appendix B.

Forward Contracts. A Forward Contract is an obligation to purchase or sell a specific currency for an agreed price at a future date and is individually negotiated and privately traded by currency traders and their customers. The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Forward Contracts may limit potential gain from a positive change in the relationship between currencies, and unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

Options. The Fund may purchase and write call and put Options on debt securities, financial indices and foreign currencies. Call Options on debt securities and foreign currencies give the holder the right, in exchange for a premium, to buy the underlying security or currency at a stated price while the counterparty is obligated, upon exercise, to sell such security or currency. Put Options on debt securities and foreign currencies give the holder the right, in exchange for a premium, to sell the underlying security or currency at a stated price while the counterparty is obligated, upon exercise, to buy such security or currency. An Option on a financial index is similar to an Option on a security or foreign currency, except that exercise of the Option results in the payment of a cash settlement instead of the purchase or sale of securities that underlie the index. The amount of the cash settlement depends on the change in the value of the index underlying the Option.

The purchase of an Option may constitute an effective hedge against fluctuations in currency exchange or interest rates, or changes in market conditions, although, in the event of movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. The writing of Options constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell debt securities, foreign currencies, or other assets at disadvantageous rates, thereby incurring losses.

Options written or purchased by the Fund will be traded on U.S. and foreign exchanges or, provided a sufficiently liquid secondary market exists, over-the-counter markets. Over-the-counter Options purchased by the Fund and the value of securities used to cover over-the-counter Options written by the Fund will be deemed to be illiquid subject to the Fund's policy limits on investments in illiquid securities.

Futures Contracts. Generally, a Futures Contract is an exchange traded contract for the purchase or sale for future delivery of the underlying asset. A sale of a Futures Contract on a debt security or foreign currency is the acquisition of a contractual obligation to deliver the security or currency called for by the contract at a specified price in a fixed delivery month. A purchase of a Futures Contract on a debt security or foreign currency means the acquisition of a contractual obligation to acquire the security or currency called for by the contract at a specified price in a fixed delivery month. A Futures Contract on a financial index, like an Option on a financial index, results in the payment of a cash settlement instead of the delivery of the securities that underlie the index. The amount of the cash settlement depends on the change in the value of the index underlying the Futures Contract. The successful use of Futures
Contracts will usually depend on the Fund's ability to correctly predict currency exchange and interest rate movements and market conditions. Should rates or markets move in an unexpected manner, the Fund may not achieve the anticipated benefits of Futures Contracts or may realize losses. Losses from Futures Contracts are potentially unlimited.

Options on Futures Contracts. Call Options on Futures Contracts give the holder the right, in exchange for a premium, to take the position of a buyer in a specified Futures Contract while the counterparty is obligated, upon exercise, to take the position of a seller in that Futures Contract. Put Options on Futures Contracts give the holder the right, in exchange for a premium, to take the position of a seller in a specified Futures Contract while the counterparty is obligated, upon exercise, to take the position of a buyer in that Futures Contract. Depending on the pricing of an Option on a Futures Contract compared to either the price of the Futures Contract upon which it is based or the price of the underlying asset, an Option on a Futures Contract may entail more or less risk than ownership of the Futures Contract upon which it is based or the underlying asset. Options on Futures Contracts hedge positions and transactions in a manner similar to Options. For more information on the uses and limits of Options on Futures Contracts, see "Options."

Spot Transactions. The Fund also engages in foreign currency exchange transactions on a spot (i.e., current) basis in connection with the investment of cash balances held by the Fund outside of the United States. The purpose of these cash balances is to provide liquidity for operations. The Fund expects to invest its cash balances primarily in bank accounts or similar investments denominated in foreign currencies in lieu of dollar-denominated bank accounts or investments. This should permit the Fund to profit from declines in the value of the dollar during periods when the dollar is declining relative to the foreign currencies in which its cash balances are invested. There is, however, no guarantee that the Adviser will correctly anticipate currency fluctuations. Accordingly, if the Fund's cash balances are maintained in investments denominated in foreign currencies during periods when the value of the dollar is appreciating relative to those foreign currencies, the Fund will experience losses. The Fund will also incur service charges in connection with each currency conversion.

What Risk Factors Should I Be Aware of?

Foreign Securities. Of the total value of the world's stock markets, approximately two-thirds consists of non-U.S. securities. As a consequence, the Fund believes it is important to include some of these securities in its investment assets. However, there are special risks attendant to investment in foreign securities.

Many of the foreign securities held by the Fund will not be registered with, nor will the issuers be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. There is generally less public information available about foreign companies and less governmental regulation and supervision of foreign issuers, markets and brokers. The issuers of foreign securities may be subject to different accounting standards from domestic securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, tend to be less liquid and exhibit greater price volatility. In foreign countries there is the possibility of expropriation or confiscatory taxation, exchange restrictions, limitations on the removal of assets, political and economic instability and diplomatic developments affecting investments by domestic companies. Investments in foreign securities generally involve greater costs than domestic investments, including the cost of currency conversions and higher brokers' commissions and custodial fees. In investing in foreign securities, the Fund will consider all these factors, but even such consideration cannot eliminate all risk.

The Fund may invest in securities issued by the governments of foreign countries (or agencies or subdivisions thereof); and many, if not all, of the foregoing considerations apply to such investments as well. In addition, the Fund may invest in ADRs and IDRs. A purchaser of an unsponsored ADR or IDR may have limited voting rights and may receive less information about the issuer of the underlying security than with a sponsored ADR or IDR.

Dividends payable on the Fund's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. Tax treaties exist with certain countries which reduce the tax on U.S. taxpayers. See "What Should I Know About Distributions and Taxes?"

Currency Exchange Rates. The value of the assets of the Fund invested in international stocks, bonds, cash and cash equivalents as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations (including, but not limited to, action by a foreign government to devalue its currency, thereby effecting a possibly substantial reduction in the U.S. dollar value of the Fund's investments in that country). The Fund is authorized to employ certain hedging techniques to minimize this risk. However, to the extent such techniques are not employed or to the extent such techniques do not fully protect the Fund against adverse changes in exchange rates, decreases in the value of the currencies of the countries in which the Fund invests relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies. On the other hand, to the extent hedging techniques are used to reduce currency risk, the Fund will not participate in increases in the value of the currencies of the countries in which the Fund invests. Further, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers (including banks) realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer or bank normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. Moreover, fluctuations in exchange rates may decrease or eliminate income available for distribution and may change the tax treatment of any distribution. For example, if foreign exchange losses exceed other investment company taxable income during a taxable year, the Fund might not be able to or might determine not to make ordinary income distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders for United States income tax purposes, rather than as an ordinary income, thereby reducing each shareholder's basis in his Fund shares.

Lower-Rated Bonds. Bonds that are rated Baa by Moody's or BBB by S&P, and equivalent unrated bonds, have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds. The Fund does not have a policy with respect to the retention of a bond whose rating falls below Baa or BBB, respectively. The Fund will address such circumstances on a case by case basis.

Real Estate Securities. The Fund may invest in equity securities, of real estate related companies (i.e., companies at least 50% of whose assets consist of real property held for sale or investment or at least 50% of whose products or services are provided to the real estate industry), real estate investment trusts, and real estate limited partnerships, all of which securities will be publicly traded, primarily on an exchange (except that the Fund will only invest in limited partnerships whose securities are listed on the New York Stock Exchange or the American Stock Exchange). The Fund may also invest in securities of companies unrelated to the real estate industry but that have significant real estate holdings believed to be undervalued relative to the price of the company's securities.

Although the Fund's investments in real estate will be limited to publicly traded securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, the Fund may be subject to risks associated with direct ownership of real estate. These include declines in the value of real estate, risks related to general and local economic conditions and increases in interest rates.

Other risks associated with real estate investments include the fact that equity and mortgage real estate investment trusts are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single projects or a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self liquidation.


Additionally, equity real estate investment trusts may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage real estate investment trusts may be affected by the quality of any credit extended.

Precious Metal-Related Securities. The Fund may invest in the equity securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver, palladium and platinum). Such securities may be purchased when the Fund believes that they are attractively priced in relation to the value of a company's precious metal-related assets or when the value of precious metals is expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability.

The investment of the Fund's assets in precious metal-related securities may involve additional investment risks. The prices of precious metal-related securities have historically been subject to high volatility and may depend on financial conditions and the creditworthiness of the issuer in addition to the value of the underlying asset. The earnings and financial condition of precious metal-related companies may be adversely affected by volatile precious metal prices.

Repurchase Agreements. Repurchase agreements represent agreements in which the Fund acquires securities from a seller who agrees to repurchase such securities at a later date at a specified time and price. The securities acquired by the Fund will be U.S. Treasury securities, and the Fund will enter into repurchase agreements only with registered broker-dealers and with domestic banks or other financial institutions regulated by the FDIC and having total assets in excess of $10 billion. The seller's obligation to repurchase is fully collateralized with other securities in which the Fund can invest. The value of the collateral, including accrued interest, will be marked to market daily. The Fund's right to liquidate its collateral in the event of a default by the seller could involve certain costs, losses on delays, and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Fund could suffer a loss. If the value of the collateral should decrease below the resale price of the securities acquired, including accrued interest, additional collateral is required to be deposited.

Hedging Transactions. Hedging Transactions cannot eliminate all risks of loss to the Fund and may prevent the Fund from realizing some potential gains. The projection of short-term currency exchange and interest rates and other market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Among the risks of Hedging Transactions are: incorrect prediction of the movement of currency exchange and interest rates and other market conditions; imperfect correlation of currency movements in cross-hedges and indirect hedges; imperfect correlation in the price movements of Futures Contracts and Options on Futures Contracts with the assets on which they are based; lack of liquid secondary markets and the inability to effect closing transactions; costs associated with effecting such transactions; inadequate disclosure and/or regulatory controls in certain markets; counterparty default with respect to transactions not executed on an exchange; trading restrictions imposed by governments, or securities and commodities exchanges; and governmental actions affecting the value or liquidity of currencies, securities and indices. Hedging Transactions may be effected in foreign markets or on foreign exchanges and are subject to the same types of risks that affect foreign securities. See "Risk Factors -- Foreign Securities."

Indirect hedges and cross-hedges are more speculative than other hedges because they are not directly related to the position or transaction being hedged. With respect to indirect hedges, movements in the proxy currency may not precisely mirror movements in the currency in which portfolio securities are denominated. Accordingly, the potential gain or loss on an indirect hedge may be more or less than if the Fund had directly hedged a currency risk. Similar risks are associated with foreign currency cross-hedge transactions. In a cross-hedge, the foreign currency in which a portfolio security is denominated is hedged against another foreign currency, rather than the U.S. Dollar. Cross-hedges may also create a greater risk of loss than other hedging transactions because they may involve hedging a currency risk through the U.S. Dollar rather than directly to the U.S. Dollar or another currency.

In order to help reduce certain risks associated with Hedging Transactions, the Board of Trustees has adopted the requirement that Forward Contracts, Options, Futures Contracts and Options on Futures Contracts be used as a hedge or as a substitute for an underlying investment and not for speculation. In addition to this requirement, the Board of Trustees has adopted the following percentage restrictions on the use of Options, Futures Contracts and Options on Futures
Contracts:

   (i) The Fund will not write a put or call Option if, as a result thereof, the aggregate value of the assets underlying all such Options (determined as of the date such Options are written) would exceed 25% of the Fund's net assets.

  (ii) The Fund will not purchase a put or call Option or Option on a Futures Contract if, as a result thereof, the aggregate premiums paid on all Options or Options on Futures Contracts held by the Fund would exceed 20% of the Fund's net assets.

 (iii) The Fund will not enter into any Futures Contract or Option on a Futures Contract if, as a result thereof, the aggregate margin deposits and premiums required on all such instruments would exceed 5% of the Fund's net assets.

In order to help reduce the risk of counterparty default in Forward Contracts and Options traded over-the-counter, the Fund will only enter into such transactions with registered broker-dealers, or with banks or other financial institutions regulated by the FDIC or having assets in excess of $1 billion, in each case having a net worth of at least $20 million. For a more detailed discussion of the uses, risks and costs of Hedging Transactions, see Appendix B.

Investment Company Securities. The Fund's purchase of securities of another investment company results in the layering of expenses such that shareholders of the Fund not only will bear the expenses of the Fund but also will indirectly bear a proportionate share of the expenses of the other investment company. The Fund will not invest more than 5% of its total assets in any investment company or more than 10% of its total assets in investment companies as a group, and it will not purchase the securities of any investment company that is sponsored or managed by the Adviser.

How Do I Purchase Shares?

Shares of the Fund are offered at net asset value, without any sales charge, on a continuous basis directly by the Fund or through a broker-dealer. If shares of the Fund are purchased through a broker-dealer, a service fee may be charged by the broker-dealer. If shares of the Fund are purchased directly from the Fund without the intervention of a broker-dealer, no such fee will be imposed. Certain Fund services may not be available to shares held in the name of a broker-dealer or other nominee.

The minimum initial investment in the Fund is $5,000 and each subsequent investment must be at least $100. The minimum initial investment requirement for employees and officers of the Adviser and their relatives, and Trustees of the Trust, is $2,000 and each minimum subsequent investment is $100. Fund shares may also be purchased by various types of retirement plans, including individual retirement accounts ("IRAs") of individuals who would otherwise be eligible to invest in the Fund. The minimum initial and subsequent investments of such plans correspond to the minimum requirements for such individuals. The Adviser sponsors the Bailard, Biehl & Kaiser IRA for individuals wishing to establish an IRA. For information concerning the Bailard, Biehl & Kaiser IRA, call (800) 882-8383. The Fund reserves the right to waive, reduce or increase the minimum investment for initial and subsequent investments.

The Fund reserves the right to refuse any application to purchase its shares. Resale of Fund shares (other than by redemption) may be restricted in certain jurisdictions. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

As a condition of this offering, if a purchase is canceled because your check or wire transfer does not clear, you will be responsible for any loss the Fund or the Adviser incurs. If you are already a shareholder, the Fund can redeem shares from your account to reimburse the Fund or the Adviser for any loss. In addition, you may be prohibited or restricted from making future purchases in the Fund.

Shares may be purchased directly from the Fund by completing the Shareholder Application Form included at the end of this Prospectus and sending it, together with a check (payable to the order of the Fund), to Chase Global Funds Services Company ("CGFSC"), P.0. Box 2798, Boston, Massachusetts 02208 or (for express delivery) 73 Tremont Street, Boston, Massachusetts 02108-3913. (CGFSC is an affiliate of The Chase Manhattan Bank, N.A.) Additional Shareholder Application Forms can be obtained from the Fund at 2755 Campus Drive, San Mateo, California 94403.

Shares of the Fund may also be purchased by wire by calling CGFSC at (800) 541-4366 (617/557-8000 for Massachusetts residents) to receive a wire reference control number and notify CGFSC of your incoming bank wire. A properly completed application must be sent to CGFSC at the above address before bank-wired investments can be redeemed. Moreover, any shareholder who fails to submit an application form containing a correct taxpayer identification number will be automatically subject to backup tax withholding on distributions at a 31% rate. Instruct your bank (which may charge for this service) to wire a specified amount (via the Federal Reserve Bank) to:


      The Chase Manhattan Bank, N.A.
        One Chase Manhattan Plaza
        New York, NY 10081-1000
        ABA #021000021
        DDA #910-2-733160

       Attn:
        Bailard,  Biehl & Kaiser Diversa Fund
        Shareholder's  Name:______________
        Account Number:__________
        Wire Reference Control Number:

A bank-wired investment is considered received when CGFSC has been notified that the bank wire has been credited to the Fund's account.

You may purchase additional shares of the Fund at any time by mailing or wiring funds in the manner and subject to the minimums described above. Please remember to include your Bailard, Biehl & Kaiser Diversa Fund account number on your check or as part of your wiring instructions.

When an investor makes an initial investment, an account will be opened on the books of the Fund and a confirmation will be sent of the opening of the account. Thereafter, whenever a transaction takes place in the account, such as a purchase of additional shares, exchange or redemption of shares, reinvestment of distributions or deposit or withdrawal of shares represented by certificates, the investor will receive a confirmation statement giving complete details of the transaction. In addition, the statement will show the details of each transaction in the account during the year. Quarterly account statements are also provided.

The number of shares that may be purchased will depend upon the applicable net asset value in effect at the time orders are properly received. Such net asset value is the net asset value of the Fund next determined after receipt of a proper request.

How Do I Exchange or Redeem Shares?

You may exchange or redeem all or a portion of your shares of the Fund at any time, without incurring any charges, by mail or by telephone. If you exchange or redeem your shares through a broker-dealer, there may be a charge imposed for such services.

Exchange Privilege. You may exchange your Fund shares for shares of the Bailard, Biehl & Kaiser International Equity Fund (the "Equity Fund") or the Bailard,
Biehl & Kaiser International Bond Fund (the "Bond Fund") on the basis of the relative net asset values per share of the Fund and the Equity Fund or Bond Fund next computed after receipt by CGFSC of your proper written or telephone request. Written requests should be directed to CGFSC at the address indicated under "How Do I Purchase Shares?". Telephone requests should follow the procedures described under "Telephone Transactions". Exchanges can only be made between accounts with identical account registrations.

Before making an exchange, you should read the Equity Fund's or Bond Fund's Prospectus, which may be obtained by contacting the Fund at 2755 Campus Drive, San Mateo, California 94403, (800) 882-8383. Any exchange of shares is, in effect, a redemption of shares of the Fund and a purchase of shares of the Equity Fund or Bond Fund. Accordingly, for Federal income tax purposes, an exchange is a taxable event, and a gain or loss may be realized. Exchanges can only be made in states where shares of the Equity Fund or Bond Fund are qualified for sale, and the dollar amount of an exchange must meet the initial or subsequent minimum investment requirements of the Equity Fund or Bond Fund. The Fund does not place any limit on the number of exchanges that may be made, and neither the Fund nor the Equity Fund or Bond Fund charges a fee for effecting an exchange. The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

Regular Redemption Procedure. You have the right to redeem shares by transmitting to CGFSC, at the address indicated under "How Do I Purchase Shares", either the related certificates and a stock power in good order for transfer, or if no certificates have been issued, a written request for redemption. Redemption will be made at the net asset value next computed after receipt by CGFSC of the necessary documents in good order. "Good order" means that certificates and stock powers must be endorsed by the record owner(s) exactly as the shares are registered and, for redemptions in excess of $50,000, the signature(s) must be accompanied by a signature guarantee. A signature guarantee is a widely accepted way to protect shareholders and the Fund by verifying  the  signature on the  request.  Signature  guarantees  should not be qualified in any way, whether by date or otherwise. Signatures must be guaranteed by an "Eligible Guarantor Institution" and not by a notary public or any other person or entity. An "Eligible Guarantor Institution" means a bank, trust company, broker, dealer, municipal or government securities broker or dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association that is a participant in the Securities Transfer Agents Medallion Program ("STAMP") endorsed by the Securities Transfer Association. In some cases, "good order" may require the furnishing of additional documents. In the event that you need assistance in determining which documents are required in order to effect a redemption, you may contact CGFSC at (800) 541-4366 for assistance.

Because the net asset value per share of the Fund fluctuates (reflecting the market value of the assets owned by the Fund), the amount you receive for your shares may be more or less than the amount you paid for them. Checks for redemption payments normally will be mailed within seven days after receipt of redemption requests. If you request that the redemption proceeds be wired directly into a bank account, the transfer agent will deduct a wire charge of $10 from the proceeds to cover the additional expense.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan (SWP) may be established by a new or existing shareholder if the shares in his account, when valued at the current net asset value, equal $10,000 or more. Shareholders who elect to establish a SWP Account will be mailed a semimonthly, monthly or quarterly check in a stated amount, not less than $100. Depending on the SWP option chosen, shares sufficient to satisfy the stated amount will be automatically redeemed on or about the third and/or eighteenth day of the payment period and a check for the stated amount will be mailed by CGFSC to the shareholder as soon thereafter as practicable. A transaction fee of $2 per check will be deducted from the proceeds. Withdrawals may result in a gain or loss for tax purposes, may reduce principal and may eventually use up all of the shares in the account.

Payments will be terminated by CGFSC on receipt of satisfactory evidence of the death or incapacity of the shareholder, but until it has received such evidence, CGFSC will not be liable for any payments made in accordance with the SWP. The shareholder or the Fund may terminate the SWP account at any time upon notice to the other.

General Conditions of All Redemptions. The right to redeem may be suspended and the payment of the redemption price deferred during any period when the New York Stock Exchange is closed, during periods when trading on the Exchange is restricted as determined by the Securities and Exchange Commission, for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets or for such other periods as the Commission may by order permit for the protection of investors. In addition, if shares have been recently issued to a shareholder and payment was made by check, the Fund will effect the redemption, but will hold the proceeds thereof until the check for the purchase of such shares has cleared, unless the shares were purchased with a cashier's or certified check.

Special Redemption Procedure. The Fund may redeem the shares of any shareholder who ceases to hold shares in the Fund having an aggregate net asset value below $1,000. Shareholders will be given at least 30 days' written notice of any redemption effected in accordance with this paragraph.

Telephone Transactions. You may establish telephone exchange and redemption privileges if you have checked the appropriate box and supplied the necessary information on the Shareholder Application Form accompanying this Prospectus. You may then exchange and redeem shares of the Fund by telephoning CGFSC at
(800) 541-4366 (or, from outside the U.S., (617) 557-8000) prior to the regular closing of the New York Stock Exchange (generally 4:00 p.m. New York time) on a day when the New York Stock Exchange is open. Redemptions by telephone must be at least $1,000 and may not exceed $150,000. Exchange and redemption requests received by CGFSC before the regular closing will be processed that day. Otherwise processing will occur on the next business day.

Interruptions in telephone service may mean that you will be unable to effect a transaction by telephone when desired. When telephone transactions are difficult to implement, you should mail or send by overnight delivery a written request to CGFSC. By making telephone exchanges or redemptions you may be giving up a measure of security that you may have had if such transactions had been in writing. The Fund and CGFSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and CGFSC may be liable for any losses due to unauthorized or fraudulent instructions if such procedures are not followed. For your protection, CGFSC records all telephone calls. Exchanges can only be made between accounts with identical registrations and only if your account registration has not changed within 30 days. Redemption proceeds are sent only to shareholders at their registered address or to a bank account previously designated by the shareholder. It is also the Fund's policy to mail a written confirmation to you at your address of record within five business days after any telephone transaction. The Fund or CGFSC may refuse to honor any telephone transaction request if the Fund or CGFSC believes, for any reason, that the request is unauthorized. You will be promptly notified of any refused telephone transaction request. Neither the Fund nor CGFSC will be liable for following telephone instructions that CGFSC reasonably believes to be genuine. Since you may bear the risk of loss in the event of an unauthorized telephone transaction, you should verify the accuracy of telephone transactions immediately upon receipt of the written confirmation.

Telephone transaction procedures may be modified or suspended without notice during periods of drastic economic or market changes, and may be modified or terminated on 60 days' notice to stockholders at any time. Shares held by a Keogh plan or IRA and shares issued in certificate form are not eligible for telephone exchange or redemption.

What is the Fund's Share Price?

The net asset value per share, on which purchase and redemption prices are based, is determined by dividing the total market value of the Fund's assets, less its liabilities, by the number of shares outstanding. Net asset value is calculated as of the regular closing of the New York Stock Exchange (generally 4:00 p.m. New York time) on each day the Exchange is open for trading. Because certain securities of the Fund may be traded on foreign markets that are open when the New York Stock Exchange is closed, the value of the net assets of the Fund may be significantly affected on days when no net asset value is calculated. The price at which a purchase or redemption is effected will be based on the next net asset value calculated after the receipt of a properly completed order. The method used by the Fund for determining the net asset value of its shares is explained in more detail in the Statement of Additional Information.

What Should I Know About Distributions and Taxes?

The Board of Trustees of the Fund will determine the amounts to be distributed to the holders of shares and the time or times such distributions will be made. Currently, it is contemplated that all or a portion of net investment income, if any, will be distributed quarterly, and that any remaining net investment income and any net realized capital gains will be distributed annually, generally in December. The amount of net investment income to be distributed, and the characterization of Fund distributions for tax purposes, may be affected, among other factors, by foreign currency exchange losses, as described below.


Distributions of net income and capital gains, if any, will be credited to your account in full or fractional shares at their net asset value on the distribution date unless you elect to receive your distributions in cash, by check or wire. Cash distributions will also be paid out on the distribution date. The transfer agent will deduct a $10 charge from each cash distribution paid by wire.

For the fiscal year ended September 30, 1996, the Fund believes that it has qualified as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") and intends to be able to continue to so qualify in future years. Qualification as a RIC allows the Fund to qualify for "pass-through" treatment under the federal income tax laws, which means the Fund, subject to certain conditions and requirements, will not be subject to United States federal income tax on amounts it distributes to shareholders. Accordingly, the Fund plans to distribute substantially all of its net investment income and net realized capital gains to its shareholders.


RICs are subject to a nondeductible 4% excise tax on the excess (if any) of the "required distribution" for a calendar year over the "distributed amount" for such year. To avoid imposition of such tax, a RIC generally will have to distribute in each calendar year at least 98% of its ordinary income for such calendar year and at least 98% of its capital gains for the 12-month period ending on October 31 of such year. The Fund intends to make sufficient distributions each year to avoid imposition of the excise tax.

Distributions of the Fund's net investment income and net realized short-term capital gains are generally taxable to the Fund's shareholders as ordinary income. Distributions paid from long-term capital gains will generally be taxable as long-term capital gains, regardless of the holding period of the Fund shares. The Fund will inform shareholders of the source and nature of the distributions at the time they are paid. Events subsequent to a dividend or distribution may cause the dividend or distribution to be recharacterized, in whole or in part, for U.S. federal income tax purposes. For example, if the fund incurs foreign currency losses that eliminate its tax-basis `earnings and profits', then distributions made during the year may be recharacterized as return of capital distributions for U.S. income tax purposes, rather than income distributions, thereby reducing each shareholder's basis in his Fund shares.

Prior to purchasing shares of the Fund, the impact of declared dividends or declared capital gains distributions should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share net asset value of his shares by the amount of the dividends or distributions. Such dividends or capital gains distributions, although in effect a return of principal are subject to taxes, calculated at ordinary income or long-term capital gains rates.

Dividends and distributions paid out of the Fund's income and gains will be taxable to shareholders whether received in cash or reinvested in additional shares. Any loss recognized upon the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gains during the period the shares were held. Dividends and distributions payable to shareholders of record as of a date in October, November or December of any year will be deemed to have been paid by the Fund and received by shareholders on December 31 if the dividends are paid by the Fund at any time during the following January.

Hedging and Other Transactions. The Fund is currently authorized to engage in Forward Contracts and to invest in or write Options, Futures Contracts and Options on Futures Contracts to hedge against changes in interest and foreign currency exchange rates and market movements and as a substitute for an underlying investment. Certain of these transactions may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are treated as 60% long-term and 40% short-term ("60/40") capital gains or losses. Also, any
Section 1256 contracts that are held by the Fund at the end of a taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is generally treated as a 60/40 gain or loss.

Generally, any Hedging Transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. For example, Hedging Transactions may convert gains which would otherwise be taxable as long-term capital gain into short-term capital gain, which is taxed as ordinary income when distributed to shareholders. In addition, any losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because the straddle rules are complex and their interpretation unclear, the tax consequences to the Fund of hedging transactions are uncertain.

The Fund may make one or more of the elections available under the Code that are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and that will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in Hedging Transactions.

In addition, under the recently enacted "conversion transaction" provisions of the Code, certain gains derived from the Fund's hedging or other activities may be recharacterized as ordinary income for federal income tax purposes. The application of these provisions is expected to be further defined by regulations to be issued by the Treasury Department. The Adviser will take these provisions, and any subsequent regulations, into account in assessing the hedging and other strategies of the Fund.

The diversification and income requirements applicable to the Fund's assets and other restrictions imposed on the Fund by the Code may limit the extent to which the Fund will be able to engage in transactions in precious metals, Forward Contracts, Options, Futures Contracts or Options on Futures Contracts.

Currency Fluctuations -- "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Gains or losses with respect to Forward Contracts and certain Options, Futures Contracts and Options on Futures Contracts are generally treated as ordinary income or loss, although an election is available under certain circumstances that would result in capital gain or loss treatment. In addition, gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary gain or loss.
These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's capital gains or losses.

Certain Foreign Tax Consequences. Foreign securities such as those to be purchased by the Fund may be subject to foreign taxes, which could reduce the yield on such securities, although a shareholder otherwise subject to United States federal income taxes may be entitled to claim a credit or deduction for such tax purposes, subject to certain limitations. The Statement of Additional Information provides additional details on these tax aspects.

The foregoing is a general and abbreviated summary of tax consequences of investment in the Fund. Additional details concerning federal and foreign tax consequences are contained in the Statement of Additional Information. Investors are urged to consult their own tax advisers to determine the effect of investment in the Fund upon their individual tax situations.

Who is the Fund's Investment Adviser?

In accordance with Massachusetts law and the Declaration of Trust, the Board of Trustees has absolute and exclusive control over the Fund assets and the business of the Fund. The Board is authorized, however, to enter into an investment advisory or management agreement with an investment adviser pursuant to which the adviser would furnish the Fund with certain services, including management, investment and research services. Accordingly, while the Board of Trustees of the Fund has overall management responsibility for the Fund, Bailard, Biehl & Kaiser, as the Adviser, manages day-to-day operations pursuant to a Management Agreement. Under the Management Agreement, the Adviser directs the purchase and sale of securities in the Fund's investment portfolio in accordance with the Fund's investment objective and policies.

Peter M. Hill and Arthur A. Micheletti have been primarily responsible for the asset allocation decisions regarding the Fund's portfolio since 1995. Mr. Hill directs the team of investment professionals that focuses on each asset category of the Fund. Mr. Hill has been Co-President of the Adviser since 1992, was appointed Chief Investment Officer in 1995 and has additional responsibilities for institutional portfolio management functions. From 1984 to 1992, Mr. Hill was Executive Vice President and a portfolio manager for the Adviser. He is also Chairman and a Director of the Bailard, Biehl & Kaiser International Fund Group, Inc. Mr. Micheletti has been primarily responsible for the bond and cash equivalent portions of the portfolio since 1992. Mr. Micheletti has been with the Adviser and has managed international and domestic fixed-income portfolios since 1981. Mr. Micheletti was a Vice President, portfolio manager and investment analyst for the Adviser from 1981 to 1992, and has been a Senior Vice President and investment strategist and the Chief Economist since 1992.

In placing orders for the Fund's portfolio securities, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Adviser will consider the research and investment information and related services, such as price quotations, provided by brokers or dealers who effect or are parties to portfolio transactions for the Fund or the Adviser's other clients. The Adviser does not use any of its affiliates or affiliates of the Fund to execute portfolio transactions. The Fund, however, may purchase equity and debt securities of brokers or dealers that execute its portfolio transactions.

Under the Management Agreement, the Adviser pays the following expenses incurred in the Fund's day-to-day management: office space and facilities used by the Adviser, salaries and expenses of personnel of the Adviser and certain costs associated with the sale of the Fund's shares. For the services and facilities it provides, the Adviser receives a monthly fee calculated at an annual rate equal to .95% of the average net assets of the Fund up to $75 million, .80% of the next $75 million, and .65% of the average net assets in excess of $150 million. While the initial rate is higher than the rate charged by most other advisers, the Fund believes that it is justified by the complexity of the services provided by the Adviser. For the fiscal year ended September 30, 1996, the total fees paid to the Adviser amounted to $370,980, or approximately 0.95% of the Fund's average net assets.

The Fund bears the balance of the expenses incurred in its operations, including costs incurred in complying with federal and state securities laws, fees of counsel and independent auditors, compensation of the Transfer Agent and the Custodian, taxes, interest, brokerage commissions, costs of shareholder communications and valuation expenses. The Fund's total expenses for the fiscal year ended September 30, 1996 were $776,519, which constituted approximately 1.99% of the Fund's average net assets for such period.

As an accommodation to the Fund, from time to time Bailard, Biehl & Kaiser directly pays certain expenses of the Fund (such as insurance premiums, Trustees' fees, and fees relating to state securities law filings) for which Bailard, Biehl & Kaiser is later reimbursed by the Fund. Disbursements by Bailard, Biehl & Kaiser on behalf of the Fund and their subsequent reimbursement by the Fund are effected only upon the prior approval of an officer of the Trust.

The Adviser commenced business as a registered investment advisor in 1970 and was incorporated as a California corporation in 1972. The principal place of business of the Adviser is 2755 Campus Drive, San Mateo, California 94403. The Adviser is a wholly owned subsidiary of BB&K Holdings, Inc., a California corporation. The Adviser also acts as investment adviser to the Bailard, Biehl & Kaiser International Equity Fund and the Bailard, Biehl & Kaiser International Bond Fund series of the Bailard, Biehl & Kaiser International Fund Group, Inc., an open-end management investment company. As of November 15, 1996 the Adviser managed portfolios with total holdings of approximately $918 million in market value.

What Else Should I Know About the Fund?

The Fund is a diversified series of the Bailard, Biehl & Kaiser Fund Group, an open-end management investment company organized in August 1986 as a Massachusetts business trust (the "Trust"). The Trust is authorized to issue an unlimited number of shares in one or more series. Currently, the Fund is the only series within the Trust. Additional series may be added, but the Trust has no immediate plans to do so.

The Distributor of the Fund's shares is BB&K Fund Services, Inc., a registered broker-dealer and a wholly owned subsidiary of Holdings. The principal business address of BB&K Fund Services, Inc. is 2755 Campus Drive, San Mateo, California 94403. BB&K Fund Services, Inc. receives no commission or compensation for acting as the Fund's agent in the continuous public offering of the Fund's shares.

Each share in the Fund is entitled to participate equally in dividends and distributions of the Fund, including the distribution of assets upon liquidation of the Fund. When issued, the shares will be fully paid and non-assessable and will have no preemptive, conversion or exchange rights.

Shareholders of the Fund are entitled to one vote per share. The shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they choose to do so. In such an event, the holders of the remaining shares so voting will not be able to elect any Trustees. The Trustees may be removed by a vote of not less than two-thirds of the outstanding shares of the Fund. The Fund is not required to hold annual meetings for the election of Trustees or otherwise. Special meetings may be called by the Board of Trustees or by holders of 25% of the shares entitled to vote. In addition, holders of 10% of the Fund's shares may call a meeting for the purpose of voting on the question of the removal of a Trustee. The Fund will assist in shareholder communications with respect to any meeting duly called by the holders of its shares. In the event that the Trust issues additional series, shareholders of the Fund will vote with shareholders of the other funds within the Trust, except with respect to matters affecting only the rights of a particular fund.

Under certain circumstances, shareholders of the Fund may be held personally liable for the obligations of the Trust. The Declaration of Trust provides that shareholders will not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, obligation or other undertaking made or issued by the Trust will contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the Fund's assets against claims against such shareholders as shareholders of the Trust and any legal and other expenses incident thereto. Accordingly, the risk of any shareholder incurring financial loss beyond his investment due to personal liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

Performance Information

From time to time, the Fund may advertise its total return. This figure is based upon historical earnings and is not intended to indicate future performance. "Total return" refers to the average annual rate of return of an investment based on its public offering price and reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets and all expenses incurred by the Fund for the stated period. This figure is computed by calculating to the end of a specified period the percentage change in value of an investment of $1,000, assuming reinvestment of all income and capital gain distributions.

The Fund may include comparative performance information in advertising or marketing its shares. Such performance information may include data from market indices, industry publications, business periodicals, rating services and other sources.

Administrative Services

The Trust, on behalf of the Fund, has entered into an Administration Agreement (the "Administration Agreement") with Investment Company Administration Corporation ("ICAC"). Pursuant to such agreement, ICAC provides certain administrative services in connection with the management of the Fund's operations. Such services include: (i) assisting the Fund's accountants in preparing financial reports, (ii) assisting the Fund's attorneys in preparing amendments to the Fund's registration statement, any proxy materials and other forms and reports to be filed with the SEC, (iii) preparing periodic reports to stockholders, (iv) monitoring compliance with the Fund's investment policies and restrictions, and (v) other administrative matters. As compensation for such services, the Fund pays ICAC an annual fee of $32,500.

Transfer Agent and Custodian

Transfer agent services are provided by Chase Global Funds Services Company ("CGFSC"), P.O. Box 2798, Boston, Massachusetts 02208, an affiliate of The Chase Manhattan Bank, N.A. As Transfer Agent, CGFSC maintains records of shareholder accounts, processes purchases and redemptions of shares, acts as dividend and distribution paying agent and performs other related shareholder functions. CGFSC also files applications under state law to register the Fund's shares for sale, and to register the Trust and/or the Trust's officers to sell the Fund's shares.

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the Fund's Custodian. As Custodian, it holds the securities in the Fund's portfolio and other assets for safekeeping. Foreign securities owned by the Fund will also be held by various subcustodians in conformity with Section 17(f) of the Investment Company Act of 1940 and the rules thereunder.

Experts

Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing audit services, including review and consultation in connection with various filings by the Trust with the Securities and Exchange Commission and tax authorities.


The information under "Financial Highlights" in this Prospectus and the financial statements as of September 30, 1996 incorporated by reference into the Statement of Additional Information have been so included in reliance upon the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

                                                                      APPENDIX A


Corporate Bond and Commercial Paper Ratings

CORPORATE BONDS

Moody's Investors Service, Inc. ("Moody's"). Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating), they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Moody's Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Standard & Poor's Corporation ("S&P"). Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay interest and principal and differ only in a small degree from issues rated AAA (S&P's highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and the capacity to pay interest and principal is extremely strong. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

S&P's BBB rated bonds, or medium-grade category bonds, are regarded as having adequate capacity to pay principal and interest. Whereas BBB bonds normally exhibit adequate protection parameters, adverse economic conditions or changes in circumstances are more likely to lead to a weakened capacity to pay interest and principal.

Commercial Paper

Moody's. The Prime rating is the highest commercial paper rating assigned by Moody's. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on their capacity for repayment. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime 1 repayment ability will often be evidenced by the issuer's leading market position in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt, and ample asset protection. Also, a Prime-1 issuer may have broad margins in earnings coverage of fixed financial charges, high internal cash generation and a well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. Issuers rated Prime-2 will evidence many of the characteristics of Prime-1 issuers, although to a lesser degree. Earnings trends and coverage ratios are sound but more subject to variation. Capital characteristics may be more affected by external conditions. Ample alternative liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements. Adequate alternative liquidity is maintained.

S&P. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues rated A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. Issues rated A-1 have a very strong degree of safety regarding timely payment. Issues rated A-2 have a strong capacity for timely payment. However, the relative degree of safety is not as overwhelming as for issues designated A-1. Issues rated A-3 have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                                                      APPENDIX B


Hedging and Other Transactions

FORWARD CONTRACTS

The Fund may enter into forward foreign currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in currency exchange rates ("Forward Contracts"). All Forward Contracts will be covered. In the case of a Forward Contract obligating the Fund to purchase a foreign currency (a "long position"), the Fund may establish a segregated account containing liquid assets ("Liquid Assets") equal to the purchase price of the Forward Contract due on the settlement date (less any margin on deposit). Liquid Assets include cash, U.S. Government securities and other liquid high grade debt obligations. Alternatively, the Fund may cover a long position by purchasing a put option on the same Forward Contract with a strike price as high or higher than the price of the Forward Contract held by the Fund (or, if lower than the price of the Forward Contract held by the Fund, the Fund may segregate Liquid Assets equal to the difference).

In the case of a Forward Contract obligating the Fund to sell a foreign currency (a "short position"), the Fund may segregate Liquid Assets equal to the market value of the currency underlying the Forward Contract (less any margin on deposit, but not less than the market price at which the short position was established). Alternatively, the Fund may cover the Forward Contract by (i) entering into an offsetting position or transaction, (ii) owning the currency underlying the Forward Contract or (iii) holding a call option permitting the Fund to purchase the same Forward Contract at a price no higher than the price at which the short position was established (or, if higher, the Fund may segregate Liquid Assets equal to the difference).

Options on Debt Securities and Foreign Currencies. The Fund may write covered call and put options and purchase call and put options ("Options") on debt securities and foreign currencies that are traded on United States and foreign exchanges and over-the-counter, to attempt to minimize the risks to the Fund from adverse changes in currency exchange and interest rates, and market conditions and as a substitute for an underlying investment.

For example, a decline in the value of a foreign currency in which portfolio securities are denominated will reduce the value of such securities in U.S. Dollars, even if their value in the foreign currency remains constant. In order to protect against such reductions in the value of portfolio securities, the Fund may purchase put Options on the foreign currency. If the value of the foreign currency does decline, the Fund will have the right to sell such currency for a fixed amount and will thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, when the Fund predicts an increase in the value of a currency in which securities to be acquired are denominated, the Fund may purchase call Options on the foreign currency. The purchase of such Options could offset, at least partially, the effects of the adverse movements in exchange rates. However, the benefit to the Fund derived from purchases of Options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent predicted, the Fund could sustain losses that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may also purchase Options on debt securities to hedge against interest rate changes that adversely affect the value of a portfolio security. For example, when the Fund anticipates a decline in the market value of a portfolio security due to rising interest rates, it may purchase put Options on the security. If the value of the security does decline, the Fund will have the right to sell the security for a fixed amount and will thereby offset, in whole or in part, the adverse effect that would otherwise have been caused by rising interest rates.

Where the Fund predicts a change in the market value of a security to be acquired that would increase the cost of such security, the Fund may purchase call Options thereon. The purchase of such Options could offset, at least partially, the effect of declining interest rates. The use of Options to hedge against adverse movements in interest rates is subject to the same limitations and risks of loss as the use of Options to hedge against adverse movements in exchange rates.

The Fund may write put and call Options for the same types of hedging purposes. For example, when the Fund anticipates a decline in the value of foreign currency-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put Option, write a call Option on the relevant currency. If the expected decline occurs, the Option will most likely not be exercised and the diminution in value of portfolio securities will be fully or partially offset by the amount of the premium received. Similarly, instead of purchasing a call Option to hedge against an anticipated increase in the cost of securities to be acquired, the Fund could write a put Option on the relevant currency that, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of premium. The writing of an Option constitutes only a partial hedge up to the amount of the premium, and only if interest or exchange rates move in the expected direction. If this does not occur, the Option may not be offset by the amount of the premium. Through the writing of Options, the Fund may also be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in interest or exchange rates.

All put and call Options written by the Fund will be covered. The Fund may cover a put Option by (i) establishing a segregated account containing Liquid Assets equal to the strike price of the put Option written by the Fund (less any margin on deposit), (ii) selling short the security or currency underlying the put Option at the same or higher price than the strike price of the put Option written by the Fund (or, if lower, the Fund may segregate Liquid Assets equal to the difference), or (iii) purchasing a put Option with a strike price the same as or higher than the strike price of the put Option sold by the Fund (or, if lower, the Fund may segregate Liquid Assets equal to the difference).

The Fund may cover a call Option by (i) segregating Liquid Assets equal to the market value of the security or currency underlying the call Option (less any margin on deposit) but not less than the strike price of the call Option, (ii) owning the security or currency underlying the Option or (iii) purchasing a separate call Option on that security or currency with a strike price no higher than the strike price of the Option sold by the Fund (or, if higher, the Fund may segregate Liquid Assets equal to the difference).

If the Fund, as the writer of an Option, wishes to terminate its obligation, it may effect a closing purchase transaction. This is accomplished by buying an Option of the same series as the Option previously written. The effect of the purchase is that the Fund's position will be canceled. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an Option. Likewise, where the Fund holds an Option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an Option of the same series as the Option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the Option or is more than the premium paid to purchase the Option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the Option or is less than the premium paid to purchase the Option. Because increases in the market price of a call Option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the purchase of a call Option to close out a previously written call Option is likely to be offset in whole or in part by appreciation of the Fund's portfolio securities denominated in such currency.

Options on Financial Indices. The Fund may write covered put and call Options and purchase put and call Options on financial indices to attempt to minimize the risks to the Fund from adverse changes in interest rates and market conditions and as a substitute for an underlying investment. Options on financial indices are similar to Options on debt securities and foreign currencies. For additional information on the risks and benefits of Options on financial indices, see "Options on Debt Securities and Foreign Currencies."

Call Options on indices written by the Fund will be covered (i) by segregating a portfolio of securities substantially replicating the movement of the index,
(ii) by holding a call Option on the same index with a strike price no higher than the strike price of the Option written by the Fund or (iii) in such other manner as may be in accordance with the rules of the exchange on which the Option is traded and applicable laws and regulations.

The Fund will cover put Options on indices by (i) segregating Liquid Assets equal to the Option's exercise price, (ii) holding a put Option on the same index with a strike price no higher than the strike price of the put Option written by the Fund or (iii) in such other manner as may be in accordance with the rules of the exchange on which the Option is traded and applicable laws and regulations.

The Fund will receive a premium for writing a put or call Option that will increase the Fund's gross income in the event the Option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call Option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that will offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call Option position, which will reduce the benefit of any unrealized appreciation in the Fund's securities holdings. By writing a put Option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put Options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the Option.

Futures Contracts on Debt Securities, Financial Indices and Foreign Currencies. The Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of debt securities, financial indices and foreign currencies to attempt to minimize the risk to the Fund from adverse changes in currency exchange and interest rates, and market conditions and as a substitute for an underlying investment ("Futures Contracts").

The acquisition or sale of Futures Contracts is designed to protect the Fund from fluctuations in currency exchange and interest rates, and market movements without actually buying or selling the underlying currencies or securities. For example, if the Fund owns long-term bonds, and interest rates were expected to increase, the Fund might enter into a Futures Contract for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of long-term bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Futures Contract to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities. However, since the futures market generally is more liquid than the cash market, the use of Futures Contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contract should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had been established. At that time, the Futures Contract could be liquidated and the Fund could then buy long-term bonds on the cash market.

All Futures Contracts to which the Fund is a party will be covered. A Futures Contract obligating the Fund to purchase a security, financial index or currency is covered if the Fund segregates, in a special account with the Custodian, Liquid Assets equal to the price of the Futures Contract due on the settlement date (less any margin on deposit). The Fund may also cover a long position by purchasing a put Option on the same Futures Contract with an exercise price as high or higher than the price of the Futures Contract held by the Fund (or, if lower, the Fund may segregate Liquid Assets equal to the difference).

A Futures Contract in which the Fund has the position of a seller is covered if the Fund segregates Liquid Assets equal to the market value of the security, index or currency underlying the Futures Contract (less any margin on deposit, but not less then the market price at which the position was established).
Alternatively, the Fund may cover such a Futures Contract by (i) owning the security or currency underlying the Futures Contract, or, in the case of a financial index, segregating a portfolio of securities substantially replicating the movement of the index or (ii) holding a call Option permitting the Fund to purchase the same Futures Contract at a price no higher than the price at which the position was established (or, if higher, the Fund may segregate Liquid Assets equal to the difference).

If the Fund enters into a Futures Contract, it will be subject to initial and variation margin requirements. At the time a Futures Contract is purchased or sold, the Fund must allocate cash or securities as an initial margin deposit ("initial margin"). It is expected that initial margin will be approximately 1-1/2% to 5% of a Futures Contract's face value. A Futures Contract is valued ("marked to market") daily. The Fund will be required to increase its margin deposit ("variation margin") when the value of a Futures Contract decreases and, conversely, the Fund will receive payment for any increase in the Futures Contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments may be made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a Futures Contract may not have been issued when the contract was written.

Although Futures Contracts, by their terms, call for the actual delivery or acquisition of an asset, in most cases the contractual obligation is fulfilled (or "offset") before the expiration date of the Futures Contract without having to make or take delivery of the underlying asset. Offset of a Futures Contract is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical Futures Contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying asset.

The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions that may prevent the Fund from successfully using Futures Contracts. First, all participants in the futures markets are subject to initial and variation margin requirements. Rather than meeting variation margin requirements, investors may close Futures Contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, margin requirements in the futures market are less onerous than margin requirements in the cash market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct prediction of general interest and currency exchange rates or market conditions by the Fund may not result in a successful transaction.

If the Fund's judgment about the general direction of interest or currency exchange rates or market conditions is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. If the Fund has hedged against the possibility of a movement in interest or exchange rates or market conditions that would adversely affect the price of its portfolio securities and such rates or markets did not move as anticipated, the Fund would lose part or all of the benefit of the increased value of its securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash and were unable to effect a closing transaction, it might have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that reflect the rising market. The Fund may also have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts on Debt Securities, Financial Indices and Foreign Currencies. The Fund may purchase and write options on Futures Contracts to attempt to minimize the risk to the Fund from adverse changes in currency exchange and interest rates, and market conditions and as a substitute for an underlying investment ("Options on Futures Contracts").

A call Option on a Futures Contract written by the Fund constitutes a partial hedge against declining prices of the asset that is deliverable upon exercise of the Futures Contract. If the price of the Futures Contract at expiration of the Option is below the exercise price, the Fund will retain the full amount of the Option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio. A put Option on a Futures Contract written by the Fund or constitutes a partial hedge against increasing prices of the asset that is deliverable under the Futures Contract. If the price of the Futures Contract at expiration of the Option is higher than the exercise price, the Fund will retain the full amount of the Option premium, which provides a partial hedge against an increase in the price of securities that the Fund intends to purchase.

If a put or call Option on a Futures Contract that the Fund has written is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium the Fund received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from Options on Futures Contracts may be reduced or increased by changes in the value of its portfolio securities.

All Options on Futures Contracts written by the Fund will be covered. In the case of the sale of a call Option on a Futures Contract, the Fund may cover by
(i) entering into a long position on the same Futures Contract at a price no higher than the strike price of the call Option on the Futures Contract (or, if higher, the Fund may segregate Liquid Assets equal to the difference), (ii) owning the security or currency underlying the Futures Contract on which the Fund holds the Option, or, with respect to a financial index, a portfolio of securities substantially replicating the movement of the index, or (iii) holding a separate call Option permitting the Fund to purchase the same Futures Contract at a price no higher than the strike price of the call Option on the Futures Contract sold by the Fund (or, if higher, the Fund may segregate Liquid Assets equal to the difference.)

In the case of the sale of a put Option on a Futures Contract obligating the Fund to buy a Futures Contract, the Fund may establish a segregated account containing Liquid Assets equal to the settlement value of the Futures Contract underlying the Option on a Futures Contract. Alternatively, the Fund may cover the Option on a Futures Contract by holding a put Option permitting the Fund to sell the same Futures Contract at a price the same as or higher than the strike price of the put Option sold by the Fund (or, if lower, the Fund may segregate Liquid Assets equal to the difference).

The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option purchased.

Additional Risks of Forward Contracts, Options on Debt Securities and Foreign Currencies, Options on Financial Indices, Futures Contracts and Options on Futures Contracts.

Hedging transactions may be effective to protect the Fund against certain changes in interest and currency exchange rates or market movements. However, such transactions do not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline.

The Fund's ability to hedge all or a portion of its portfolio through transactions in Forward Contracts, Options, Futures Contracts and Options on Futures Contracts depends on the degree to which price movements in underlying currencies and securities correlate with price movements in the relevant portion of the Fund's portfolio. In addition, the use of Futures Contracts and Options on Futures Contracts involves the risk of imperfect correlation of movements in the prices of Futures Contracts and Options on Futures Contracts, and movements in the prices of the underlying assets. If the price of a Futures Contract or an Option on a Futures Contract moves more or less than the price of the hedged asset, the Fund will experience a gain or loss that may not be completely offset by movements in the price of the asset that is the subject of the hedge.

The Fund may cover index Options that it has written, index Futures Contracts to which it is a party, and Options on index Futures Contracts that it has written through the segregation of a portfolio of securities that substantially replicates the movement of the underlying index. The portfolio of securities used to cover such transactions may not match the actual composition of the index. In that event, the Fund will not be fully covered and would be subject to a risk of loss in the event of adverse changes in the value of the index.

The Fund's ability to engage in transactions involving Options, Futures Contracts and Options on Futures Contracts will depend on the degree to which liquid secondary markets in such instruments exist. Reasons for the absence of a liquid market include the following: (i) there may be insufficient trading interest in a particular instrument; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of Options, Futures Contracts or Options on Futures Contracts; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation ("OCC"), which effects the settlement of exchange traded Options, may not at all times be adequate to handle current trading volume; or
(vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of a particular instrument (or a particular class or series of such instrument). There can be no assurance that a liquid secondary market will exist for any particular investment at any specific time. Thus it may not be possible for the Fund to close certain of its positions.


The costs to the Fund of hedging transactions vary among the various hedging techniques and also depend on such factors as the security, currency or index involved, market conditions and the length of the contract or option period. Forward Contracts are usually conducted on a principal basis, and no fees or commissions are therefore involved. However, the Fund will incur brokerage commissions and related transaction costs when it purchases, writes or invests in Options, Futures Contracts and Options on Futures Contracts. Furthermore, the Fund's ability to engage in hedging transactions may be limited by tax considerations.

Forward Contracts and Options on foreign currencies are not traded on markets regulated by the Commodity Futures Trading Commission ("CFTC") or (with the exception of certain Options traded on national securities exchanges) by the Securities and Exchange Commission ("SEC"), but are traded through financial institutions acting as market-makers. In an over-the-counter trading environment, many of the protections afforded to exchange participants are not available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an Option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, because the performance of over-the-counter Options and Forward Contracts is not guaranteed by the OCC or any other settlement agency, there is a risk of counterparty default. The Option writer and the trader of Forward Contracts could also lose amounts substantially in excess of his or her initial investments, due to the margin and collateral requirements associated with such positions.

Options traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges are available with respect to such transactions. In particular, all Options entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in Options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

Exchange-traded Options involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such Options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly exercise or settlement of such Options, or would result in undue burdens on the OCC or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery, the fixing of dollar settlement prices or prohibitions on exercise.

The exchanges on which Options, Futures Contracts and Options on Futures Contracts are traded may impose additional limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument that may be held by a single investor, whether acting alone or in concert with others (regardless of whether such positions are held or written on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the CFTC and the various markets have established limits, referred to as "speculative position limits," on the maximum net long or net short positions that any person may hold or control in a particular Futures Contract or Option on a Futures Contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Fund does not believe that these trading and position limits will have an adverse impact on the strategies for hedging the portfolio of the Fund.

Forward Contracts, Options, Futures Contracts and Options on Futures Contracts may be traded in foreign markets or on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies. The value of such positions also could be adversely affected by, among other things, (i) other foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Future Developments. The Fund proposes to take advantage of investment opportunities in the area of Forward Contracts, Options, Future Contracts and Options on Futures Contracts that are not presently contemplated for use by the Fund or that are not currently available but that may be developed, to the extent such opportunities are both consistent with the Fund's investment objectives and legally permissible investments for the Fund. Such opportunities, if they arise, may involve risks that differ from or exceed those involved in the activities described above. The Fund will not invest in such opportunities without prior disclosure to investors.

Bailard, Biehl & Kaiser Diversa Fund
Shareholder Application Form

Important - Please mail completed forms to:  Chase Global Funds Services Company
                                             P.O. Box 2798
                                             Boston, MA  02208

Note: Please do not use this application to establish a Bailard, Biehl & Kaiser IRA.  You may obtain a Bailard,  Biehl & Kaiser IRA application  by calling the Bailard, Biehl & Kaiser Fund Group at (800) 882-8383.

I.  Investment Information - Minimum initial investment of $5,000.00.
    Amount being invested $________________. Do not send cash. Investments  will be paid by (please check one)

    [ ] Check or draft made payable to the Fund    [ ] Wire through Federal Reserve System

II. Account Registration - Register shares as one of the following: (Please print)

    NAME OF INDIVIDUAL                                                NAME(S) OF CO-SHAREHOLDER(S)

    _____________________________________                             _____________________________________

    [ ]  Community Property   [ ]  Tenants in Common
    [ ]  Joint Tenants with Rights of Survivorship    [ ]  Other (specify) ________________________________

NAME OF ORGANIZATION OR TRUST______________________________________________________________________________
    Name(s) of Trustee(s)__________________________________________________________________________________
    Date of Trust _________________________________________________________________________________________

GIFT OR TRANSFER TO MINOR

    ____________________________________ as Custodian for ____________________________________ under the
             (Custodian's Name)                                       (Minor's Name)

    _______________________________ Uniform Gift or Transfer to Minor's Act (as applicable in the minor's state of residence).
     (Minor's State of Residence)


III.     Taxpayer Identification Number (Important Tax Information)


You (as payee) are required by law to provide us (as payer) with your correct taxpayer identification number. Accounts that have a missing or incorrect taxpayer identification number will be subject to backup withholding at a 31% rate on interest, dividends and other payments. Backup withholding is not anadditional tax. The tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld.

Part 1. Enter your taxpayer identification number. For most individual taxpayers, this is your Social Security number. For accounts established under the Uniform Gift or Transfer to Minor's Act, this would be the minor's social security number.

Social Security # ___ ___ ___ - ___ ___ - ___ ___ ___ ___   OR   Tax ID # ___ ___ - ___ ___ ___ ___ ___ ___ ___

Part 2.  Backup Withholding
[ ] Check here if you are NOT subject to backup withholding, either because you have not been notified by the Internal
Revenue Service (IRS) that you are subject to backup withholding as a result of failure to report all interest or dividends or because the IRS has notified you that you are no longer subject to backup withholding.

IV.      Other Account Information

Address: ______________________________________________________________________________________________
               Street or P.O. Box Number                   City               State            Zip Code
Home Phone ______________________ Business Phone ______________________ Date of  Birth________________
Marital Status _______________ Occupation ________________________  State of  Residence_______________
Citizen of: [ ] United States [ ] Other (specify) ___________ Do you have other Bailard, Biehl & Kaiser accounts? [ ] Yes [ ] No.


V. Distribution Option - If none is selected, distributions will be reinvested in additional shares.
(If you choose to have your dividends or capital gains sent by wire, please also complete Section VII.)

[ ] Dividends  reinvested at net asset value      [ ] Dividends  paid in cash             [ ] Dividends wired
[ ] Capital gains reinvested at net asset value   [ ] Capital gains paid in cash          [ ] Capital gains wired


VI.      Telephone Exchange and Redemption Option           [ ] Yes       [ ] No

I/We authorize the Bailard, Biehl & Kaiser Diversa Fund and its agent, Chase Global Funds Services Company, to honor exchange and redemption requests of between $1,000 and $150,000, by telephone. I/We agree that the Bailard, Biehl & Kaiser Diversa Fund and Chase
Global Funds Services Company will not be liable for losses sustained as a result of acting on telephone instructions that Chase
Global Funds Services  Company  reasonably  believes to be genuine and that such authorization  will apply until I/we revoke it.
I/We select one of the following telephone redemption options:

         [ ] Please mail telephone redemption proceeds to the name and address in which my/our fund account is registered;

         [ ] Please mail or wire telephone redemption proceeds to the commercial bank indicated below. (Please obtain wiring instructions from your bank before completing the section below.)

VII.     Wiring Instructions - Please add the following wiring instructions to my account for distributions and redemption proceeds:

(All wires except for dividend and capital gains distributions will be assessed a $10.00 wiring fee by the transfer agent.)

Bank Name _________________________________________________  Bank ABA Number ________________________________________________
Bank Address_________________________________________________________________________________________________________________
                       Street Address                            City                      State                 Zip Code

Nominee Account Name & Number (if applicable)__________________________________________________________________________________

Client Account Name & Number___________________________________________________________________________________________________
Please attach a voided check or deposit slip from the account to which the monies are to be mailed or wired.

VIII.    Systematic Withdrawal Plan Option

If you select this option, please review the terms and conditions of this plan in the Prospectus. This Application must be received in good order at least 10 days prior to the first designated payment from the Systematic Withdrawal Plan (SWP) account, and 10 days prior notice is required before any changes to the instructions in this Application can be implemented.

[ ]      I/We hereby authorize the Bailard, Biehl & Kaiser Diversa Fund and its agent, Chase Global Funds Services Company, to liquidate shares in and withdraw cash from this account beginning ________________, 19 _____, in the amount of $ _________
         [ ] SEMIMONTHLY, on or about the [ ] THIRD or the [ ] EIGHTEENTH, or [ ] MONTHLY, on or about the [ ] THIRD or the
         [ ] EIGHTEENTH, or [ ] QUARTERLY, on or about the [ ] THIRD or the [ ] EIGHTEENTH, to provide SWP payments, and to mail a check for such amount from Boston as soon as practicable after the third and/or eighteenth day of the payment period, as applicable, to me or to  the following payee (complete only if different from information previously stated):

Name(s) of Payee ______________________________________________________________________________________________________________
Address _______________________________________________________________________________________________________________________
          Street or P.O. Box         Number                           City                    State                 Zip Code

IX.      Duplicate Statement Authorization

I/We hereby authorize the Bailard, Biehl & Kaiser Diversa Fund and its agent, Chase Global Funds Services Company, to release information regarding my account to the person listed below:

Name & Title (if applicable)______________________________________________________________ Telephone # ________________________
Firm Name (if applicable)______________________________________________________________________________________________________
Address________________________________________________________________________________________________________________________
             Street or P.O. Box Number                         City                     State                       Zip Code

X.       Investment Representations and Signature(s)

         The undersigned represent that the shares subscribed to hereby, and any other shares of the Fund purchased by the undersigned in the future, will be purchased for the undersigned's own account (or for a trust account described in "Account
Registration" above) and not with a view to or for sale in connection with any distribution of the shares. This representation shall in no way restrict the undersigned's ability to redeem some or all of the undersigned's shares at any time.

         The undersigned certify that I/we have received and read the current Fund Prospectus and agree to be bound by its terms.
Under penalties of perjury, I/we certify that the taxpayer identification number and the statement as to backup withholding provided in "Taxpayer Identification Number" above are true, correct and complete. The establishment of this account is subject to acceptance by the Fund.

         The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

___________________________________________     _______________        ________________________________________     ______________
Signature                                            Date              Signature                                         Date

Investment Adviser

      Bailard, Biehl & Kaiser, Inc.
      2755 Campus Drive
      San Mateo, California  94403

Transfer Agent

      Chase Global Funds Services Company
      Boston, Massachusetts

Custodian And Accountant

      Brown Brothers Harriman & Co.
      Boston, Massachusetts

Counsel

      Howard,   Rice,   Nemerovski,   Canady,  Falk  &  Rabkin,  a  Professional
      Corporation San Francisco, California

Distributor

      BB&K Fund Services, Inc.
      2755 Campus Drive
      San Mateo, California  94403

Independent Accountants

      Price Waterhouse LLP
      Boston, Massachusetts

IRA Custodian

      The Chase Manhattan Bank, N.A
      New York, New York


Diversa Fund Trustees And Officers

      Thomas E. Bailard, Chairman, Trustee
      Burnice E. Sparks, Jr., President, Trustee
      Shirley L. Clayton, Trustee
      David B. Shippey, Trustee
      James C. Van Horne, Trustee
      Barbara V. Bailey, Treasurer
      Janis M. Horne, Secretary and Chief Compliance Officer
      Sofi Zacharias, Assistant Secretary and Assistant Treasurer



Investor Services Department

      (800) 882-8383

                    (This page was intentionally left blank)

                                       As filed with the Securities and Exchange
                                                 Commission on November 27, 1996


                                                        Registration No. 33-8441
                                                               File No. 811-4824

================================================================================








                                     Part B

                                       of

                                    Form N-1A

                             REGISTRATION STATEMENT



                       BAILARD, BIEHL & KAISER FUND GROUP












================================================================================

STATEMENT OF ADDITIONAL INFORMATION


Bailard, Biehl & Kaiser Diversa Fund
2755 Campus Drive
San Mateo, California  94403

This Statement of Additional Information is not a Prospectus, but contains information in addition to that contained in the Prospectus which may be of interest to some investors. This Statement of Additional Information should be read in conjunction with the Prospectus dated January 26, 1997. You can request the Prospectus by writing directly to us at the address above or by calling us at (800) 882-8383.


                                Table of Contents
                                                                   Page
                                                                   ----

Investment Objectives, Policies and Restrictions..................  B-2
Management........................................................  B-5
Right to Use Name.................................................  B-8
Investment Advisory and Other Services............................  B-8
Portfolio Transactions and Brokerage Commissions.................. B-10
Net Asset Value for Purchase, Exchange and Redemption of Shares... B-11
Tax Aspects....................................................... B-12
Shareholder Information........................................... B-13
Performance Data.................................................. B-13
Financial Statements.............................................. B-13


                This Statement of Additional Information Does Not
                     Constitute an Offer to Sell Securities.



              The date of this Statement of Additional Information
                              is January 26, 1997.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The Bailard, Biehl & Kaiser Diversa Fund (the "Fund") is designed to achieve an above average total return (the sum of income and capital gains) with below average risk through investment in up to nine classes of assets: United States (domestic) cash equivalents, stocks and bonds; international cash equivalents, stocks and bonds; real estate securities; precious metal-related securities; and precious metals. The Fund's performance with respect to return and risk will be measured against that of other funds investing in multiple classes of securities. The specific objectives and policies of the Fund are more fully described in the Prospectus.

The Fund's investment activities are subject to certain restrictions that are deemed "fundamental policies." These fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which for this purpose means the vote of (a) 67% or more of the shares of the Fund represented at a meeting where more than 50% of the Fund's shares are represented, or (b) more than 50% of the outstanding shares of the Fund, whichever is less. These fundamental policies provide that the Fund will not:

1. Invest in securities of any one issuer (other than cash and cash items, and securities of the United States Government and its agencies and instrumentalities), if immediately after and as a result of such investment more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer.

2. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States Government and its agencies and instrumentalities).

3. Acquire more than 10% of the outstanding voting securities of any one issuer or invest for the purpose of exercising control.

4.   Invest in companies for the purpose of exercising control or management.

5. Purchase or sell real property; provided that the Fund will invest in publicly traded securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

6. Purchase or sell commodities or commodity contracts or invest in put, call, straddle or spread options or in interests in oil, gas or other mineral exploration or development programs; provided, however, that the Fund may invest in precious metals, in the securities of companies that explore for, extract, process or deal in precious metals and in asset-based securities related to precious metals. In addition, this policy will not prevent the purchase, ownership or sale of warrants or other rights where the grantor of the warrants is the issuer of the underlying securities ("grantor warrants"); provided that the Fund will not purchase a grantor warrant if, as a result thereof, the aggregate market value of all purchased grantor warrants then owned exceeds 5% of the total assets of the Fund or 2% of the total assets of the Fund in the case of warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Moreover, and notwithstanding this restriction, the Fund may purchase and sell foreign currencies on a current basis and may engage in interest rate, foreign currency and market hedging transactions, including investing in, writing and purchasing forward contracts, options, futures contracts and options on futures contracts on debt securities, financial indices and foreign currencies.

7. Issue senior securities or borrow money, except that the Fund may borrow from a bank as a temporary measure for extraordinary or emergency purposes in amounts not exceeding 5% of its total assets and except that the Fund may obtain such credit as may be necessary for the clearance of purchases or sales of securities. For the purpose of this restriction, neither margin or collateral arrangements with respect to forward contracts, options, futures contracts or options on futures contracts, nor the purchase or sale of forward contracts, options, futures contracts or options on futures contracts, are deemed to be the issuance of a senior security or borrowing.

8. Mortgage, pledge or in any other manner transfer any of its assets as security for any indebtedness, except to secure borrowings described above or to obtain such credit as may be necessary for the clearance of purchases or sales of securities. For the purpose of this restriction, margin or collateral arrangements with respect to forward contracts, options, futures contracts and options on futures contracts, are not deemed to be a pledge of assets.

9. Purchase any securities on margin or effect short sales, except that the Fund may obtain such credit as may be necessary for the clearance of purchases or sales of securities. The deposit by the Fund of initial or variation margin in connection with forward contracts, options, futures contracts and options on futures contracts will not be considered the purchase of a security on margin.

10. Engage in the business of underwriting securities issued by others, or purchase illiquid securities, i.e. securities subject to contractual restrictions on disposition or legal restrictions on disposition in all of the principal markets where traded, repurchase agreements maturing in over seven days, or securities that are not otherwise readily marketable, if such purchase will result in more than 10% of the value of its total assets then being invested in such illiquid securities.

11. Invest in securities of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would then be invested in such securities.

12. Participate on a joint or a joint and several basis in any trading account in securities. (The "bunching" or combining of orders for the sale or purchase of marketable securities with other accounts under the management of Bailard, Biehl and Kaiser, Inc. ("Bailard, Biehl & Kaiser," or the "Adviser") to save brokerage costs or achieve an average price among them is not deemed to result in a securities trading account.)

13. Make loans of money or securities to any person or firm, except through the purchase of debt securities in accordance with the Fund's investment objectives and policies.

14. Purchase securities from or sell securities to its officers or directors or other "interested persons" of the Fund (as defined in the Investment Company Act of 1940 (the "1940 Act").

15. Purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the officers or directors of the Fund, or one or more of the officers or directors of the Adviser, individually own beneficially more than 1/2 of 1% of the securities of such issuer or together own beneficially more than 5% of such securities.

Unless otherwise specified, if a percentage restriction on investment or utilization of assets set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changing values or a similar type of event (such as a reduction in the size of the Fund occasioned by the redemption of shares) will not be considered a violation of the Fund's investment restrictions.

With respect to the Fund's policy not to invest more than 25% of the value of its total assets in any one industry, the Fund deems the following eleven economic sectors, representing the industry groups listed, to be separate industries:

Basic Industry                               Energy and Natural Resources
--------------                               ----------------------------
Aluminum                                     Coal
Chemicals                                    Domestic Oils
Containers                                   Exploration (on and offshore)
Fertilizer                                   Gas Pipelines/Distribution
Paper                                        Gold and Precious Metals
Steel                                        International Oils

                                             Metals
                                             Oil Service
Capital Goods
-------------
Agricultural Machines
Construction Machines                        Finance
Electricals                                  -------
Machine Tools                                Banks         - NYC
Miscellaneous Capital Goods                                - Regional
                                             Insurers      - Multi
                                                           - Casualty

Communication Services                                     - Life
----------------------                       Miscellaneous Finance
Telecommunications                           Savings and Loan Companies
                                             Finance Companies
Consumer Cyclicals
------------------
Advertising
Auto/Parts/Tires                             Health Care
Broadcasting                                 -----------
Entertainment                                Drugs
Forest Products                              Hospital Management
Home Builders/Mobile Home                    Hospital Supply
Home Furnishings/Appliances
Newspapers                                   High Technology
Publishing                                   ---------------
Restaurants                                  Business Equipment
Retailing-Food, Drug, Department             Computer Services
Waste Management                             Defense Electronics
                                             Electronic-Instrumentation
                                             Electronic-Semiconductors
                                             Electronic Warfare


Consumer Staples                             Transportation
----------------                             --------------
Apparel                                      Air Freight
Brewers                                      Air Transport
Cosmetics                                    Railroads
Distillers                                   Trucking
Food
Photography
Soft Drinks
Shoes                                        Utilities
Soaps                                        ---------
Textiles                                     Electric
Tobacco                                      Gas Pipelines
Toys                                         Regulated Telecommunications
                                             Water


In addition, the Investment Company Act of 1940, with certain exceptions, prohibits the Fund from investing its assets in more than 3% of the outstanding voting stock of any other investment company, more than 5% of its total value in any other investment company, more than 10% of its total value in other investment companies as a group, or, together with other investment companies having the same investment adviser, more than 10% of the outstanding voting stock of any closed-end invstment company, unless the security is acquired pursuant to a plan of reorganization or a Securities and Exchange Commission approved offer of exchange.

MANAGEMENT

Trustees and Officers

The names and business addresses of the Trustees and officers of the Trust, their positions with the Trust and their other principal occupations during the past five years are as follows:


                                 Position(s) Held              Other Principal
Name and Address                     with Trust                Occupation(s) During Past Five Years
----------------                 -----------------             ------------------------------------
Thomas E. Bailard(1)             Chairman of the               Chairman, Chief Executive Officer
2755 Campus Drive                Board, Chief                  and President of BB&K Holdings,
San Mateo, CA 94403              Executive Officer             Inc. ("Holdings").   Officer and Director
                                 and Trustee                   of the Adviser, currently Chairman and Chief
                                                               Executive Officer.  Chairman of BB&K Fund
                                                               Services, Inc., a registered broker-dealer
                                                               ("Fund Services").  Chairman of Bailard,
                                                               Biehl & Kaiser  REIT.

Burnice E. Sparks, Jr.(1)        President and                 Director and officer of the Adviser,
2755 Campus Drive                Trustee                       currently co-President.  Director and
San Mateo, CA 94403                                            Chief Executive Officer of Fund Services
                                                               since June 1992.  President and Director of
                                                               the Bailard, Biehl & Kaiser  International
                                                               Fund Group, Inc. (the "International Fund
                                                               Group").

Janis M. Horne(1)                Secretary and                 Senior Vice President, Investment
2755 Campus Drive                Chief Compliance Officer      Counselor and Chief Compliance Officer
San Mateo, CA 94403                                            of the Adviser.  Secretary and
                                                               Chief Compliance Officer of the International
                                                               Fund Group.

Barbara V. Bailey(1)             Treasurer                     Senior Vice President and Treasurer of
2755 Campus Drive                                              Holdings and Senior Vice President and
San Mateo, CA  94403                                           Treasurer/Secretary of the Adviser since
                                                               December 1995. Treasurer of International
                                                               Fund Group since September 1996. Treasurer
                                                               and Secretary of Bailard, Biehl & Kaiser
                                                               REIT since June  1996. Secretary of Fund
                                                               Services and Management consultant from
                                                               September 1995 to December 1995.
                                                               Manager/Consultant at Watson Wyatt
                                                               from  December 1994 to September 1995.
                                                               Vice President at Cavise Nationale
                                                               de Credit Aguide from July 1991 to
                                                               April 1994.

Sofi Zacharias(1)                Assistant Treasurer           Employee of  the Adviser since
2755 Campus Drive                and Assistant Secretary       November 1995, most recently as Fund
San Mateo, CA 94403                                            Services Administrator.  Assistant
                                                               Treasurer and Assistant Secretary of the
                                                               International Fund Group since
                                                               September 1996. Assistant Treasurer of
                                                               Bailard, Biehl & Kaiser REIT since June
                                                               1996.  Employee of Franklin Resources,
                                                               Inc. from July 1994 to May 1995.

--------
     (1) "Interested person" of the Trust, as defined in the 1940 Act.

                                 Position(s) Held              Other Principal
Name and Address                    with Trust                 Occupation(s) During Past Five Years
----------------                 ----------------              ------------------------------------
Shirley L. Clayton(1)            Trustee                       President and Chief Operating Officer
TopoMetrix                                                     of TopoMetrix, a manufacturer of
5403 Betsy Ross Drive                                          scanning probe microscopes, since
Santa Clara, CA 95054-1162                                     January 1996; Chief Financial Officer
                                                               from June 1993 to January 1996.
                                                               Chief Financial Officer of Cygnus
                                                               Therapeutic Systems, Inc., a biotechnology
                                                               company, from March 1990 to June 1993.
                                                               Director of the International Fund Group.

David B. Shippey(1)              Trustee                       Prior to September 1983 associated
5130 Enterprise Rd.                                            with Saga Corporation, a restaurant
Santa Rosa, CA 95404                                           and contract food service business, his last
                                                               position being Vice President and Treasurer.
                                                               Director of the International Fund Group.

James C. Van Horne(1)            Trustee                       A.P. Giannini Professor of Finance at
Graduate School of                                             Graduate School of Business of
Business                                                       Stanford University from September
Stanford University                                            1976 to the present.  From September
Stanford, CA 94305                                             1975 to August 1976, Deputy Assistant
                                                               Secretary of the United States Treasury
                                                               Department.  Director of Sanwa Bank
                                                               California and Montgomery Street Income
                                                               Securities, Inc., a registered investment
                                                               company.  Director of the International Fund
                                                               Group.

______________________________
(1) Member of the Audit Committee

The following table sets forth the compensation paid to the Trust's Trustees during the fiscal year ended September 30, 1996.



                                            Compensation Table

      Name of Person           Aggregate       Pension or Retirement         Estimated          Total Compensation
       and Position           Compensation   Benefits Accrued as Part         Annual             From Company and
                               from Trust        of Trust Expenses         Benefits Upon          Fund Complex(1)
                                                                            Retirement           Paid to Trustees
------------------------------------------------------------------------------------------------------------------
Thomas E. Bailard                  $0(2)               $0                        $0                       $0
Burnice E. Sparks, Jr.             $0(2)               $0                        $0                       $0
Shirley L. Clayton            $10,000(3)               $0                        $0                  $20,000
David B. Shippey              $10,000(3)               $0                        $0                  $20,000
James C. Van Horne            $10,000(3)               $0                        $0                  $20,000


The Trust and the International Fund Group reimburse each Trustee and Director for travel and other out-of-pocket disbursements incurred in connection with attending Board meetings. The Trust and the International Fund Group also reimburse other travel expenses of Trustees, Directors and officers, including international travel expenses, incurred incident to the performance of their duties as Trustees, Directors and officers.


________________________

     (1) A Fund Complex consists of investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any other investment companies. The Trust and the International Fund Group are considered to be part of the same Fund Complex.

     (2) Does not include fees paid to the Adviser pursuant to the Management Agreement as described below under "INVESTMENT ADVISORY AND OTHER SERVICES".

     (3) Consists of $6,000 annual trustee fee plus $1,000 for each Board meeting attended in person.

RIGHT TO USE NAME

Bailard, Biehl & Kaiser has granted the Fund the right to use the designation, "Bailard, Biehl & Kaiser," in its name. The Adviser has reserved the right to withdraw its consent to the use of such designation by the Fund under certain conditions and to grant the use of such name to others, including other investment companies.

INVESTMENT ADVISORY AND OTHER SERVICES

The Fund has entered into an Investment Advisory and Management Agreement (the "Management Agreement") with Bailard, Biehl and Kaiser for investment advisory and certain portfolio transaction services. Pursuant to the Management Agreement, the Adviser manages the day-to-day operations of the Fund and directs the purchase and sale of securities in the Fund's portfolio in accordance with the Fund's investment objectives and policies.

The Adviser receives a monthly fee calculated at an annual rate equal to .95% of the average net assets of the Fund up to $75 million, .80% of the next $75 million, and .65% of the average net assets in excess of $150 million. While the initial rate is higher than the rate charged by most other advisers, the Fund believes that it is justified by the complexity of the services provided by the Adviser. For the fiscal years ended September 30, 1994, 1995, and 1996, the total fees paid to the Adviser amounted to $472,318, $398,374, and $370,980 respectively. The Adviser pays the following expenses incurred in the Fund's day-to-day management: office space and facilities used by the Adviser, salaries and expenses of personnel of the Adviser and certain costs associated with the sale of the Fund's shares.

The Management Agreement may be terminated at any time, without penalty upon 60 days' written notice, by majority vote of the Board of Trustees of the Fund or by a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Management Agreement may also be terminated by the Adviser upon not less than 180 days' written notice to the Fund and terminates automatically upon its assignment (as defined in the 1940
Act).

The Fund pays all of its own expenses (except for those expressly to be paid by the Adviser) including without limitation the following: all costs and expenses incident to the registration, including the maintenance of registration, of the Fund under the 1940 Act or the qualification of the shares of the Fund for sale under federal, state or other securities laws; printing or other reproduction and distribution of any prospectuses and any other documents necessary and incident to any public offering (other than costs incident to the reproduction and distribution of prospectuses to prospective new investors and the advertising of Fund shares, which are payable by the Adviser); charges and expenses of any registrar or custodian of the Fund; all auditing, accounting, bookkeeping and record keeping charges and expenses; transfer agent and dividend agent charges and expenses; all commissions payable on portfolio securities transactions; all taxes and organizational fees payable by the Fund to any federal, state or other governmental agencies; the costs of preparing and printing stock certificates; all expenses of meetings of shareholders and Trustees and of preparing, printing and mailing proxy statements and any reports to shareholders; fees and travel expenses of officers and Trustees; fees and expenses incident to any dividend or distribution reinvestment program; all charges and expenses of legal counsel for the Fund; fees and expenses incurred in obtaining rulings, advice or other information or counselling relating to the taxation of the Fund or its shareholders; all association dues; all interest payable on Fund borrowings; and all costs of information obtained from sources other than the Adviser or its affiliated persons (as defined in the 1940 Act) relating to the pricing and valuation of securities.

As an accommodation to the Fund, from time to time Bailard, Biehl & Kaiser directly pays certain expenses of the Fund (such as insurance premiums, Trustee fees, and fees relating to state securities law filings) for which Bailard, Biehl & Kaiser is later reimbursed by the Fund. Disbursements by Bailard, Biehl & Kaiser on behalf of the Fund and their subsequent reimbursement by the Fund are effected only upon the prior approval of an officer of the Trust. For the fiscal year ended September 30, 1996, the Fund reimbursed the Adviser approximately $41,800.

The Adviser has agreed to reduce the investment management fee payable to it in any fiscal year by the amount by which the expenses of the Fund exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. Currently, only California imposes an expense limitation. California law requires reimbursement of expenses (up to the amount of fees received) if in any fiscal year the annual aggregate expenses of the Fund (determined in
accordance  with  generally  accepted  accounting   principles),   exclusive  of
interest,   taxes,   brokerage  and  excess  custodian  costs   attributable  to
investments in foreign securities (as compared to custodian costs that would have been incurred had the investments been in domestic securities) exceed 2.5% of the first $30 million of the average net assets of the Fund, or 2% of the next $70 million, or 1.5% of the remaining average net assets of the Fund. (Expenditures which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, including costs generally incurred in connection with the purchase or sale of portfolio securities, are not deemed expenses for purposes of the foregoing reimbursement provisions.) On September 14, 1989 the Fund received an order from the California Commissioner of Corporations allowing the Adviser to exclude from the calculation of the Fund's aggregate annual expenses, not only excess foreign custodian costs, but also the investment management, recordkeeping, legal and auditing fees attributable to its foreign investments and asset allocation practices. For the fiscal years ended September 30, 1994, 1995, and 1996 no expense reimbursement was required. The imposition of an expense limitation by California or any other state after October 1996 appears to be prohibited by the National Securities Markets Improvement Act of 1996.

BB&K Fund Services, Inc., 2755 Campus Drive, San Mateo, California 94403 ("Fund Services"), serves as the exclusive Distributor for the Fund's shares pursuant to an agreement with the Fund. Fund Services receives no commission or compensation for acting as the Fund's agent in the continuous public offering of the Fund's shares.

The Adviser and the Distributor are wholly owned subsidiaries of BB&K Holdings, Inc. ("Holdings"). In addition, Thomas E. Bailard and his spouse, Terri, may be deemed to be controlling persons of the Adviser and the Distributor by virtue of their beneficial ownership of more than 25% of Holdings' securities as individuals or as trustees.

As part of the Custodian Agreement, the Fund's Custodian has agreed to act as the Fund's financial agent, and will maintain certain books and records for the Fund, perform the calculations necessary to compute the value of the Fund's investment securities and other assets and the net asset value of the Fund's shares, confirm all share purchases and redemptions to the Fund's Transfer Agent, provide financial reports to the Fund necessary to prepare its financial statements, and provide additional services of a similar nature. For services rendered by the Custodian in the 1994, 1995, and 1996 fiscal years, the Fund paid the Custodian $168,037, $145,700, and $174,875 respectively.

The Trust, on behalf of the Fund, has entered into an Administration Agreement dated as of April 1, 1994, as amended, with Investment Company Administration Corporation.

Officers, directors and employees of the Trust and the Adviser are permitted to invest in securities for their own account, including securities that may be purchased or held by the Fund. To address potential conflicts with the interests of the Fund that might arise from personal securities transactions, both the Trust and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes include certain preclearance and reporting procedures and certain restrictions on contemporaneous and short-term trading and on purchases of securities in private placements and initial public offerings.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Adviser supervises the allocation of brokerage and reviews the efficiency of execution and reasonableness of the commissions charged. The primary objective in placing orders for the purchase and sale of securities for the Fund's portfolio is to obtain the most favorable net results taking into account such factors as price, commission (which is negotiated in the case of the U.S. stock exchange transactions but which is generally fixed in the case of foreign stock exchange transactions), size of order, difficulty of execution and skill required of the executing broker or dealer. Securities are ordinarily purchased from the primary markets, whether over-the-counter or listed, and listed securities may be purchased in the over-the-counter market if in the judgment of the Adviser it is the primary market.

Although favorable price and efficient execution of portfolio transactions are primary considerations, other factors may also be relevant. Accordingly, the Adviser may, consistent with the Fund's best interest, place orders with brokers who provide research services, such as analyses of industries or issuers and statistical or economic information. While allocation of brokerage on this basis may result in the Fund being charged a higher commission rate on certain transactions, the Adviser periodically reviews the brokerage commissions paid by the Fund to ensure their reasonableness in relation to (i) the brokerage commissions paid by other similarly situated investors and (ii) the value of the brokerage and research services provided, viewed in terms of either particular transactions or the overall responsibilities of the Adviser to the Fund. It is not contemplated that there will be any set formula or allocation with respect to brokerage.

The extent to which commissions charged by brokers may reflect an element of value for research services cannot be determined. To the extent that research services are provided by brokers through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by brokers could be useful to the Adviser in serving its other clients as well as the Fund; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful to it in serving the Fund.

There are occasions in which portfolio transactions for the Fund may be executed as part of concurrent authorizations to purchase or sell the same security for other accounts served by the Adviser, some of which accounts have investment objectives similar to the Fund's investment objective. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they will be effected only when the Adviser believes that to do so will be in the best interest of the Fund. When such concurrent authorizations occur, the objective will be to allocate the executions in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund.

The Adviser does not use any of its affiliates or affiliates of the Fund to execute portfolio transactions. The Fund, however, may purchase equity and debt securities of brokers or dealers that execute its portfolio transactions. During the fiscal year ended September 30, 1996, the Fund did not acquire any securities issued by the ten brokers (or their parent companies) who executed the largest dollar amounts of portfolio transactions for the Fund.

During the fiscal years ended September 30, 1994, 1995, and 1996, the Fund paid brokerage commissions on Fund portfolio securities transactions of approximately $252,531, $134,521, and $85,971 respectively. The Fund's portfolio turnover rate for the fiscal years ended September 30, 1994, 1995, and 1996, was 137%, 166%, and 68%, respectively. Brokerage commissions declined in 1995 largely as a result of lower commission rates. The decision in brokerage commissions and portfolio turnover rate in 1996 was primarily due to fewer asset allocation changes and fewer trades in the international stock class of the portfolio.

NET ASSET VALUE FOR PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

The net asset value per share, on which purchase, exchange and redemption prices are based, is calculated in accordance with the formula and at the times set forth in the Prospectus. As of the date of this Statement of Additional Information, the Fund understands that the New York Stock Exchange will be closed (and, thus, no net asset value will be calculated) on the following U.S. holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Changes in holdings of portfolio securities are accounted for no later than the first calculation of net asset value following the trade date (date the order to buy or sell is executed). Dividends are accounted for on the ex-dividend date and detachments of securities from other securities are accounted for on the date of detachment, except that certain dividends or detachments from international securities are recorded as soon as the Fund is informed of the ex-dividend or detachment date.

Securities traded on an exchange or on the NASDAQ National Market System are valued at the closing price on that exchange. If there has been no sale on such date or if the closing price is not the last sale price, then the security is valued at the mean of the closing bid and asked prices on such day. Equity securities that are not traded on an exchange or on the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

Short-term debt obligations with a remaining maturity of 60 days or less are valued at amortized cost. Other debt securities are valued at prices provided by one or more bona fide market-makers as of the closing of the relevant market.

Options and Options on Futures Contracts are valued at the last sale price on the exchange on which they are listed, unless no sales of such options have taken place that day, in which case they will be valued at the mean between their closing bid and asked prices. Options traded over-the-counter are valued at the most recent bid quotation in the case of purchased options and at the most recent asked quotation in the case of written options. When the Fund writes an option, an amount equal to the premium received is included as an asset, and an equivalent deferred credit is included as a liability and marked to market on a daily basis. If a call option written by the Fund is exercised, the proceeds are increased by the premium received. If a call option written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, the Fund will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction. If a put option held by the Fund is exercised, the amount the Fund receives on sale of the underlying investment is reduced by the amount of the premium paid by the Fund.

Futures Contracts and precious metals are valued at the last settlement price as of the close of the commodities exchange on which they are traded. Forward currency contracts are valued based on their amortized forward points and the closing spot price of their underlying currencies as of 12:00 p.m. New York time. Foreign securities and cash are converted into U.S. dollar values at the mean of the bid and asked prices for the underlying currencies as of the same time.

All prices are taken from the primary market in which the portfolio security or other asset is traded.

The Board of Trustees has delegated to the Fund's Custodian and the Adviser the authority to make valuations of marketable securities and rate of exchange determinations in accordance with the standards described above. If market
quotations  are  not  readily  available  for  valuation   purposes,   portfolio
securities and other assets will be valued by or under the direction of the Board of Trustees in such manner as the Board of Trustees in good faith deems appropriate to reflect the fair value thereof.

The general procedures for purchasing, exchanging and redeeming shares are fully described in the Prospectus. In addition, during any 90-day period, the Fund is committed to pay in cash all requests to redeem shares by any one shareholder, up to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the period. The Fund may change this commitment only with the approval of the Securities and Exchange Commission. Should redemptions by any shareholder exceed this limitation, the Fund reserves the right to redeem the excess amount in whole or in part in readily marketable securities. The same method used to determine net asset value will be used to value portfolio securities distributed in connection with such redemptions. If shares of the Fund are redeemed in kind, the redeeming shareholder may incur additional brokerage costs in converting to cash any portfolio securities distributed.

TAX ASPECTS

The Fund believes that it has qualified for "pass-through" tax treatment as a regulated investment company for its fiscal year ended September 30, 1996, and intends to be able to continue to so qualify. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stocks, securities or foreign currencies, or certain other sources, (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets, including stock, securities, and certain foreign currency positions, held for less than three months, (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government obligations and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government obligations or the securities of other regulated investment companies), and (d) distribute in each year at least 90% of its investment company taxable income.

For any year in which it does not qualify as a regulated investment company, (a) the Fund will be taxed as an ordinary corporation, (b) distributions to its shareholders will not be deductible by the Fund in computing its taxable income, and (c) the Fund's distributions, to the extent made out of the Fund's current or accumulated earnings and profits, will be taxable to its shareholders as dividends (regardless of whether they would otherwise have been considered long-term capital gains). Should the Fund be deemed a personal holding company, its undistributed income would be taxed at the highest marginal rate applicable to corporations and it could be subject to an additional personal holding company tax generally equal to 39.6% of its net undistributed dividend and interest income.

Backup Tax Withholding Requirement

Certain shareholders may be subject to backup tax withholding at a 31% rate. Generally, a shareholder will be subject to backup withholding if the shareholder fails to provide the Fund with its correct taxpayer identification number, or if the IRS notifies the Fund that the shareholder has underreported interest or dividends. In addition, shareholders who fail to certify that they are not subject to backup withholding (on the grounds only of underreporting and notice from the IRS) will be subject to backup withholding. Accordingly, to avoid being subject to backup withholding, investors who acquire shares in the Fund must certify that they have provided their correct taxpayer identification numbers and that they are not subject to backup withholding in the appropriate spaces on the application at the end of the Prospectus.

Other Tax Consequences

Dividends and interest received by the Fund in connection with its foreign securities investments may give rise to withholding and other taxes imposed by foreign countries, generally at rates from 10% to 35%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to the limitations of the Code. Foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

Some investments made by the Fund may be treated as "passive foreign investment companies" ("PFICs") for U.S. income tax purposes. Investment by the Fund in PFICs could alter the timing or characterization of certain distributions to shareholders or subject the Fund to federal income tax or other charges in certain circumstances.

The discussion in the Prospectus, together with the foregoing, is a general and abbreviated summary of the tax consequences of investment in the Fund. Investors are urged to consult their own tax advisors to determine the effect of investment in the Fund upon their individual tax situations.

SHAREHOLDER INFORMATION

As of November 15, 1996 all officers and Trustees of the Trust as a group held of record and beneficially less than 1% of the outstanding shares of the Fund. No shareholders held of record or, to the Fund's knowledge, beneficially in excess of 5% of the outstanding shares of the Fund on that date.

PERFORMANCE DATA

The Fund may compute its average annual compounded rate of total return during specified periods that would equate a hypothetical initial investment of $1,000 to the ending redeemable value of such investment by (a) adding one to the computed average annual total return, (b) raising the sum to a power equal to the number of years covered by the computation and (c) multiplying the result by $1,000 (which represents the hypothetical initial investment). The ending redeemable value is determined by assuming a complete redemption at the end of the periods covered by the average annual total return computation. The Fund's average annual compounded rates of total return for the one-year and five-year periods ended September 30, 1996 were 10.09% and 8.73%, respectively. The Fund's average annual compounded rate of total return from December 18, 1986 (commencement of operations) to September 30, 1996 was 7.26%. These figures assume that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates.

These figures represent past performance and an investor should be aware that the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

FINANCIAL STATEMENTS

Incorporated by reference herein are the report of the independent accountants dated November 15, 1996, and the other portions of Registrant's annual report to shareholders for the fiscal year ended September 30, 1996, under the headings:
"SCHEDULE OF INVESTMENTS," "STATEMENT OF

ASSETS AND LIABILITIES," "STATEMENT OF OPERATIONS," "STATEMENT OF CHANGES IN NET ASSETS," "FINANCIAL HIGHLIGHTS, " "NOTES TO FINANCIAL STATEMENTS" and "REPORT OF INDEPENDENT ACCOUNTANTS". Copies of the annual report are available, upon request and without charge, by calling the Fund's Investor Services Department at (800) 882-8383, or by writing to the following address: Bailard, Biehl & Kaiser Fund Group, Investor Services Department, 2755 Campus Drive, San Mateo, CA 94403.

              _____________________________________________________


The Prospectus and this Statement of Additional Information, together, do not contain all of the information set forth in our registration statement filed with the Securities and Exchange Commission. Certain information is omitted in accordance with rules and regulations of the Commission. The registration statement may be inspected at the Public Reference Room of the Commission at Room 1024; 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates.

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1996

                                           Par
                                          Value          Value                                                Shares        Value
Domestic Securities (71.9%)                                       Finance  (3.6%)
                                                                     Aetna Inc.                                7,000    $   492,625
Domestic Fixed Income (33.0%)                                        Chase Manhattan Corp.                    10,300        825,288
Government Bonds  (33.0%)                                           *National Mercantile Bancorp
    United States Treasury Bonds                                     Wts Exp: 6/2/99                           1,434              0
                                                                                                                         -----------
           7.625%  02-15-25          $  1,920,000 $   2,061,300   Total Finance                                           1,317,913
    United States Treasury Notes
           7.125%  02-29-00             4,365,000     4,467,305   Health Care  (4.3%)
    United States Treasury Notes                                    *Forest Labs, Inc. (Class A)               7,700        278,163
           5.625%  02-28-01               700,000       678,562      Johnson & Johnson                         8,400        430,500
    United States Treasury Notes                                     Teva Pharmaceutical Inds Ltd.  ADR       10,600        491,575
           6.500%  05-31-01             1,100,000     1,101,719      Warner Lambert Co.                        5,600        369,600
                                                                                                                         -----------
    United States Treasury Notes                                  Total Health Care                                       1,569,838
           5.875%  02-15-04             1,500,000     1,434,844
    United States Treasury Notes                                  High Technology  (4.5%)
           5.625%  02-15-06             2,500,000     2,320,703     *Cisco Systems Inc.                        6,000        372,375
                                                   -------------
                                                                     Intel Corp.                               2,700        257,681
Total Domestic Fixed Income                                         *Microsoft Corp.                           2,800        369,250
    (Identified Cost $11,454,187)                    12,064,433      Xerox Corp.                              12,300        659,588
                                                   -------------                                                         -----------
                                                                  Total High Technology                                   1,658,894
Domestic Stock Market  (38.9%)            Shares         Value
                                                                  Transportation  (2.2%)
Basic Industry  (2.2%)                                               CSX Corp.                                10,200        515,100
    Millipore Corp.                         7,000       276,500      Rollins Truck Leasing Corp.              25,700        289,125
                                                                                                                         -----------
    Nucor Corp.                             6,200       314,650   Total Transportation                                      804,225
    Sigma Aldrich Corp.                     4,000       228,000
                                                   -------------
Total Basic Industry                                    819,150   Utilities  (3.9%)
                                                                     AT&T Corp.                               12,000        627,000
Capital Goods  (5.0%)                                                MCI Communications Corp.                 15,300        392,063
    Deere (John) & Co.                      8,100       340,200      Ohio Edison Co.                          20,800        403,000
                                                                                                                         -----------
    Fluor Corp.                             3,700       227,550   Total Utilities                                         1,422,063
    General Electric Company                8,500       773,500
    Harnischfeger Inds Inc.                 5,400       203,850   Total Domestic Stock Market
   *Litton Ind., Inc.                       6,200       305,350      (Identified Cost $11,236,022)                       14,217,261
                                                   -------------                                                         -----------
Total Capital Goods                                   1,850,450
                                                                  Total Domestic Securities
Consumer Durables  (1.4%)                                            (Identified Cost $23,690,208)                       26,281,694
                                                                                                                         -----------
   *Lear Corp.                              9,000       297,000
    Sunbeam Corp.                           7,400       171,125
                                                   -------------
Total Consumer Durables                                 468,125   International Securities  (26.3%)
                                                                                                           Par Value
Consumer Services  (2.4%)                                         International Fixed Income  (9.6%)   (Local Currency)
    Danka Business Systems Plc ADR          6,100       242,475
    General Nutrition Cos Inc.              9,700       170,356      Asian Development Bank
   *Sound Advice Inc. Wts Exp:  6/14/99        93             0          5.625%  02-18-2002        (Y)    15,000,000         157,170
    Sysco Corp.                            14,000       470,750      British Telecom Plc
                                                   -------------
Total Consumer Services                                 883,581          7.125%  09-15-2003    (pound)        30,000          45,960
                                                                     German Federal Republic
Consumer Staples  (7.2%)                                                 8.375%  05-21-2001         DM       810,000         603,074
    Archer Daniels Midland Co.             22,155       426,484      Government of Australia
    Eastman Kodak Co.                       5,200       408,200          10.000%  10-15-2002        A$       150,000         132,815
    Pepsico, Inc.                          19,800       559,350      Government of Canada
    Philip Morris Co., Inc.                 4,900       439,775          8.500%  04-01-2002         C$       400,000         321,586
    Procter & Gamble Co.                    8,100       789,750      Government of France OAT
                                                   -------------
Total Consumer Staples                                2,623,559          9.500%  01-25-2001         FF     2,050,000         464,926
                                                                     Government of Netherlands
Energy/Resources  (2.2%)                                                 8.500%  03-15-2001        NLG       300,000         200,225
    Kerr McGee Corp.                        5,200       316,550      Government of Sweden
    Texaco Inc.                             2,800       257,600          13.000%  06-15-2001       SEK     2,000,000         377,225
    Valero Energy Corp.                    10,300       225,313      Kingdom of Denmark
                                                   -------------
Total Energy/Resources                                  799,463          8.000%  05-15-2003        DKr     1,125,000         209,033
                                                                     Ontario Hydro (Global)
                                                                         10.000%  03-19-2001        C$        25,000          20,997

                     (See "Notes to Financial Statements")
BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1996

                                              Par Value
                                          (Local Currency)    Value                                                Shares    Value
International Fixed Income (Continued)                                France - Continued
    Soc. Natl des Chemins de Fer                                        Credit Local de France SA                    200    17,036
        6.750%  03-01-2000             (Y)   32,000,000  $  335,439     Ecco                                          50    11,983
    Treuhandanstalt                                                     Eramet                                       150     8,947
        7.750%  10-01-2002             DM       450,000     328,382     Eridania Beghin Say SA                       100    15,429
    U.K. Treasury                                                       Generale Des Eaux                            100    10,861
        9.750%  08-27-2002         (pound)      180,000     314,674     Michelin CL B                                300    15,303
                                                          ----------
                                                                        Peugeot SA                                   150    16,523
Total International Fixed Income                                        Sagem                                         20    11,616
    (Identified Cost $3,464,573)                          3,511,506     St Gobain                                    100    13,551
                                                          ----------
                                                                        Sanofi                                       370    30,313
International Stocks  (16.7%)                   Shares                  Seita                                        300    12,603
Argentina (0.10%)                                                       Soc Natl Elf Aquitaine Bearer                500    39,096
    Banco Frances Del Rio Della Plata ADR           500      13,063     Societe Generale Paris                       200    22,108
    Telefonica De Argentina ADR                     500      12,438     Technip SA                                   200    18,271
                                                                                                                          ---------
    YPF SA ADR                                      500      11,438   Total France                                         375,056
                                                          ----------
Total Argentina                                              36,939
                                                                      Germany (1.2%)
Australia (0.3%)                                                        BASF AG                                      700    22,006
    Australia & New Zealand Bank Group Ltd.       2,200      12,592     Bankgesellschaft Berlin AG                 1,100    21,973
    Broken Hill Proprietary Ltd.                  2,500      32,062     Bayer AG                                   1,000    36,677
    CRA Ltd.                                      1,200      18,050     Bayeriache Motoren Werke AG                   30    17,163
    Davids Ltd.                                   7,700      10,728     Berliner Kraft & Licht Class A                70    19,026
    National Australia Bank Ltd.                  1,200      12,673     CKAG Colonia Konzern AG                      600    46,173
    The News Corporation Ltd.                     2,900      15,221     Degussa                                       30    10,856
                                                          ----------
Total Australia                                             101,326     Deutsche Bank AG Bearer                      650    30,609
                                                                        Fresenius AG Pfd.                             90    16,622
Belgium  (0.1%)                                                         Ind-Werke Karl-Aug (IWKA) AG                  50    11,131
    Kredietbank NPV                                  40      13,108     Man AG                                        60    15,483
    Powerfin SA NPV                                  50       7,174     Mannesmann AG                                 50    18,731
    Societe Generale de Belgique                    100       7,811     SAP AG Pfd.                                  150    25,199
                                                          ----------
Total Belgium                                                28,093     Siemens AG Bearer                          1,050    55,332
                                                                        Veba AG                                      850    44,480
Canada (0.7%)                                                           Volkswagen AG                                100    37,266
                                                                                                                          ---------
    Alcan Aluminum Ltd.                             300       9,000   Total Germany                                        428,727
    B C Gas Inc.                                    800      10,895
    Bank of Montreal                                800      21,497   Hong Kong  (0.9%)
    Barrick Gold Corp.                              700      17,588     Cheung Kong Holdings                       3,000    23,083
    Bombardier Inc. CL B                            700       9,970     Dickson Concept Intl Ltd.                  4,000    12,854
    Canadian Imperial Bank of Commerce              900      32,642     Electric & Eltek Intl Holdings Ltd.       65,000    12,356
    Canadian Natural Resources                      600      13,480     Hang Seng Bank                             2,000    21,208
    Imasco Ltd.                                   1,000      21,952     Henderson Land & Development               4,000    34,269
    Imperial Oil Ltd.                               300      12,750     Hong Kong & China Gas                     12,000    20,406
    Inco Ltd.                                       400      12,300    *Hong Kong & China Gas Wts (Ex 9/30/97)     1,000       304
    Loblaw Cos Ltd.                               1,200      10,044     Hong Kong & Shanghai Hotels                5,000     9,020
    Molson Co. Ltd. CL  A                           600       8,700     Hong Kong Telecommunications               7,000    12,673
   *Newbridge Networks Corp.                        200      12,750     HSBC Holdings                              1,200    22,268
    Noranda Inc.                                    800      16,358     Hutchison Whampoa Ltd.                     9,000    60,520
    Quebecor Inc. CL B                              700      10,484     New World Development Co. Ltd.             5,000    26,316
   *Renaissance Energy Ltd.                         400      11,732    *Peregrine Investment Wts (Ex 5/15/98)        800       150
    Shell Canada Ltd. Class A                       300       9,603     Qingling Motor Company                    31,000    11,926
    Telus Corp.                                     500       6,846     Shanghai Industrial Holdings               6,000    13,772
    Thomson Corp.                                   600      10,793     Sinocan Holdings Limited                  26,000    11,600
    Transcanada Pipelines Ltd                       700      11,288     Sun Hung Kai Properties Ltd.               3,000    31,909
                                                          ----------
Total Canada                                                270,672     Varitronix International                   5,000     9,181
                                                                                                                          ---------
                                                                      Total Hong Kong                                      333,815
France  (1.0%)
    Air Liquide (L')                                121      18,740   Indonesia  (0.1%)
    Alcatel Alsthom CGE                             200      16,862     Bank International Indonesia (Fgn Regd)    6,115     8,950
    Axa SA                                          150       8,985     Citra Marga Nusaphale Persada (Fgn Regd)  12,000     8,136
    Canal Plus                                      100      24,586     Gudang Garam (Fgn Regd)                    2,000     7,533
    Carrefour Super Marche                           88      49,388     Indah Kiat Pulp & Paper (Fgn Regd)        13,310    10,170
                                                                                                                          ---------
    CIE Financiere De Paribas A Shares              200      12,855   Total Indonesia                                       34,789

                     (See "Notes to Financial Statements")
BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1996

                                               Shares         Value                                              Shares       Value
Ireland (0.1%)                                                        Korea (0.1%)
    Allied Irish Banks                          2,000    $   11,773      Kepco/ Korea Electric Power Corp.           210   $  6,941
    CRH                                         1,000        10,217      Korea Long Term Credit Bank                 400      9,434
    Irish Life Plc                              1,000         4,042      Samsung Electronics                         100      7,845
                                                                                                                           ---------
    Kerry Group Class A                         1,000        10,746   Total Korea                                            24,220
    Smurfit (Jefferson) Plc                     2,500         6,817
    Waterford Wedgewood Units                   1,000         1,291   Malaysia (0.4%)
                                                          ----------
Total Ireland                                                44,886      Commerce Asset Holdings Berhad            1,500      9,336
                                                                         DCB Holdings Berhad                       4,000     13,725
Italy  (0.6%)                                                            Genting Berhad                            1,400     10,166
    Banca Comm Italiana                         2,800         5,589      Fraser & Neave Holdings Berhad            2,500     11,969
    Credito Italiano                            4,400         5,053      Petronas Gas Berhad                       4,000     16,278
    Danieli & Co.                               1,700        10,995      Rashid Hussain Berhad                     3,000     16,637
    Edison SpA                                  1,800        11,216      Sime Darby Berhad                         4,000     13,246
    ENI SpA                                     6,900        35,269      Sime UEP Properties Berhad                5,000     12,269
    Fiat SpA ORD                                7,500        21,076      Sungei Way Holdings                       2,000     10,693
    IFI (Istit Fi Ind) Priv                     1,000         7,978      Telekom Malaysia                          2,000     17,635
    Istituto Nazionale Delle Assicurazioni     20,000        28,955      Tractors Malaysia Holdings                5,000     10,473
                                                                                                                           ---------
    Istituto Mobilaire Italiano                 5,100        43,331   Total Malaysia                                        142,427
*   Olivetti & Co. SpA                         20,000         7,327
    R.A.S.                                        660         6,511   Mexico (0.4%)
    Telecom Italia SpA                         17,700        32,598      Alfa SA De Cv Class A                     2,200      9,755
    Telecom Italia Mobile SpA                  10,800        23,968      Cemex SA ADR                              1,500     12,281
                                                          ----------
Total Italy                                                 239,866     *Cifra SA De Cv  ADR                       6,500      9,100
                                                                         Coca Cola Femsa SA De Cv ADR                600     14,250
Japan  (3.4%)                                                            Empresa La Moderna SA De Cv ADR             800     15,300
    Bridgestone Metalpha Corp.                  5,000        58,684      Femsa "B"                                 3,500     10,655
    Canon Inc.                                  1,000        19,621  *,**Grupo Financiero Bancomer SA ADR (144A)   1,100     10,588
    Canon Sales Co. Inc.                           50         1,357      Grupo Carso A1                            2,100      9,617
    Chugoku Bank                                3,000        49,456      Grupo Ind. Maseca ADR                       500      9,438
    Daikyo Inc.                                 5,000        33,642     *Grupo Televisa GDR                          300      8,663
    Dowa Fire & Marine                          9,000        46,284      Kimberly Clark de Mexico SA ADR Class A     300     11,250
    Fuji Machine Manufacturing                  2,000        51,068      Telefonos de Mexico SA ADR                  600     19,275
                                                                                                                           ---------
    Hitachi Ltd.                                5,000        48,381   Total Mexico                                          140,172
    Hokkaido Takushoku                          3,000         7,687
    JACCS Co. Ltd.                              2,000        16,862   Netherlands  (2.2%)
    Japan Tobacco Inc.                              7        51,552      ABN-AMRO Holdings NV                        800     44,331
    Kansai Paint Co.                            3,000        14,111      Aegon NV                                    300     14,802
    Kitz Corp.                                  3,000        14,030      D.S.M. NV                                   200     19,620
    Komai Tekko                                 2,000        14,693      Fortis Amev NV                              500     14,948
    Kurita Water Industries                     3,000        64,776      Getronics NV                              1,200     30,410
    Makita Corp.                                1,000        14,604      Heineken NV                                 100     18,247
    Mitsubishi Heavy Industries Ltd.            9,000        73,135      Hoogovens NV CV A                           100      3,579
    Mitsubishi Motors Corp.                     2,000        16,862      IHC Caland NV                               300     15,783
    Mitsubishi Oil Co.                          3,000        22,846      ING Groep NV                              2,250     70,158
    Nippon Steel Corp.                         11,000        34,099      Koninklijke Ahold NV                        200     11,316
    Nippon Yankin Kogyo                         4,000        16,091      Nutricia Ver Bedrijven CV A                 300     39,590
    Omron Corp.                                 1,000        18,725      OCE - Van Der Grinten NV                    100     10,913
    Promise Co.                                 1,000        46,589      Royal Dutch Petroleum Co. (new shares)    2,600    405,920
    Roland Corp.                                2,000        34,942      Royal Dutch Petroleum Co.                   650    101,529
    Santen Pharmaceutical Co.                   1,100        23,948      Van Ommeren NV CV A (Ptg Cert)              300     11,737
                                                                                                                           ---------
    Sanwa Bank Ltd.                             5,000        90,042   Total Netherlands                                     812,883
    Sanyo Electric Co.                          5,000        26,833
    Sekisui House Ltd.                          5,000        54,652   Norway (0.1%)
    Sumitomo Electric Industries                2,000        27,416      Awilco AS B                               1,200     10,330
    Suzuki Motor Corp.                          7,000        85,293      Leif Hoegh & Co.                            600     10,053
    Toho Gas Co.                                8,000        26,018      Norsk Hydro AS                              500     23,404
    Tokyo Gas Co.                               9,000        30,722      Saga Petroleum AS                           700     11,298
                                                                                                                           ---------
    Tokyo Ohka Kogyo Co. Ltd.                   1,000        25,355   Total Norway                                           55,085
    Toyo Trust & Banking Co. Ltd.               3,000        27,416
    Yamaichi Securities Co.                     4,000        24,549   Phillipines (0.1%)
    Yamamura Glass Co.                          2,000        10,572     *Filinvest Land Inc.                      30,900     11,189
    Yamanouchi Pharmaceutical Co. Ltd.          1,000        21,144     *Philippine National Bank                    600      9,891
                                                          ----------
Total Japan                                               1,244,057     *Pilipino Telephone                        6,200      8,508
                                                                                                                           ---------
                                                                           Total Phillipines                                 29,588

                     (See "Notes to Financial Statements")
BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1996

                                                Shares        Value                                              Shares      Value
Portugal (0.1%)                                                         United Kingdom  (2.7%)
    Banco Totta & Acores (Fgn Regd)                500     $    8,739      Anglian Water Plc                      1,400  $   11,779
    Portugal Telecom ADR                           500         12,875      Associated British Foods               3,000      19,206
                                                            ----------
Total Portugal                                                 21,614      B.A.T. Industries Plc                  4,000      26,641
                                                                           BAA Group                              2,100      16,238
Singapore  (0.2%)                                                          Barclays Bank Plc                      6,000      88,186
    Acma Ltd.                                    2,000          4,772      Bardon Group Plc                      31,900      17,226
    DBS Land                                     4,000         13,237      Bass Plc                               3,300      40,264
    Development Bank of Singapore                  800          9,828     *British Aerospace                      1,000      16,537
         (Fgn Regd)                                                       *British Biotechnology                  5,620      18,473
    Jardine Strategic Holdings                   3,000          9,540      British Gas Plc                        5,000      15,613
    Overseas Chinese Bank (Fgn Regd)             1,000         12,001      British Petroleum Plc                  5,500      57,077
    Singapore Airlines Ltd. (Fgn Regd)           1,000         10,084      British Steel Plc                      9,300      28,823
    United Overseas Land                         4,500          7,094      British Telecom Plc                   11,600      64,729
*   United Overseas Land Wts Exp: 5/28/01          450            320      East Midland Electric Plc              2,000      16,294
*   Want Want Holdings                           5,000         11,900      General Accident                       2,000      21,319
                                                            ----------
Total Singapore                                                78,776      General Electric Company Plc           3,500      21,667
                                                                           Great Universal Stores Plc             3,600      36,120
Spain  (0.4%)                                                              Hyder Plc Pfd.                         2,520       4,038
    Autopistas Cesa                                525          6,273      Iceland Group Plc                      8,000      11,019
   *Argentaria                                     500         20,705      Imperial Chemical Industries           1,400      18,517
    Banco de Santander                             300         15,599      Invesco Plc                            4,500      16,658
    Banco Intercontl                               100         11,520      Lloyds Chemists                        2,000      15,762
    Banco Bilbao Vizcaya (Fgn Regd)                400         18,432      Lloyds TSB Group Plc                  12,982      76,810
    Endesa                                         300         17,654      London Clubs International             6,000      28,175
    Fuerzas Electrica de Cataluna                1,000          7,488      London Electric Plc                    1,500      14,404
         (FECSA) Series A                                                  Lonrho                                 5,000      13,344
    Iberdrola SA                                 2,200         21,320      Mirror Group Plc                      13,600      46,194
    Tabacalera SA Series A                         100          4,266      Prudential Corp.                       1,800      12,664
    Telefonica de Espana SA                      1,500         27,847      Reuters Holdings                       3,000      34,678
                                                            ----------
Total Spain                                                   151,104      Shell Transport & Trading              2,500      38,153
                                                                           Smithkline Beecham                     3,057      37,347
Sweden (0.4%)                                                              Tate & Lyle                            2,500      18,294
    ABB AB A                                       100         10,590      Unichem Plc                            4,600      18,072
    AGA AB Series B Free                           700         11,405      Yorkshire Electricity Group            1,200      14,031
    Astra AB Series A Free                         700         29,568      Yorkshire Water Plc                      400       3,960
    Ericsson Tele Series B                       1,000         25,193      Zeneca Group Plc                       1,500      37,284
                                                                                                                         -----------
    Investor AB Class B                            500         19,008   Total United Kingdom                                975,596
*   Scania AB Wts Exp: 6/04/99                     500            528
    Stora Kopparbergs Series A                     900         11,676   Total International Stocks
    Svenska Handelsbanken Series  A                800         19,672      (Identified Cost $5,706,030)                   6,122,010
                                                                                                                         -----------
*   Swedish Match AB                               500          1,509
    Volvo AB Free                                  500         10,749   Total International Securities
                                                            ----------
Total Sweden                                                  139,898      (Identified Cost $9,170,603)                   9,633,516
                                                                                                                         -----------

Switzerland  (1.0%)                                                     Total Bonds and Equity Securities (98.2%)
    Adecco SA Bearer                                60         16,493      (Identified Cost $32,860,811)                 35,915,210
                                                                                                                         -----------
    Ciba-Geigy AG (Regd)                            20         25,560
    Clariant AG (Regd)                              50         17,329
    CS Holding (Regd)                              520         51,374
    Danzas Holdings AG (Ptg Cert)                   60         11,521
    Nestle AG (Regd)                                30         33,416
    Roche Holding AG (Div Right Cert)                5         36,790
    Sandoz AG (Regd)                               125        149,988
    Swiss Bank Corp. (Regd)                        220         41,937
                                                            ----------
Total Switzerland                                             384,408

Thailand (0.1%)
    Bangkok Bank Public Co. Ltd. (Fgn Regd)      1,500         19,582
    Thai Farmers Bank Pcl (Fgn Regd)               800          8,431
                                                            ----------
Total Thailand                                                 28,013

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1996


                                                  Par Value        Value
Short-Term Investments  (1.5%)

    Brown Brothers Harriman & Co.
       (Grand Cayman Branch)
       5.00% Call Account                    $     550,000       $    550,000
                                                                 ------------
       (Identified Cost $550,000)

Total Investments (99.7%)
    (Identified Cost $33,410,811)                                  36,465,210

Other Assets less Liabilities (0.3%)                                  101,045
                                                                 ------------

Net Assets (100.0%)                                              $ 36,566,255
                                                                 ============



              A$     - Australian Dollar           FF     - French Franc
         (pound)     - British Sterling           (Y)     - Japanese Yen
              C$     - Canadian Dollar            NLG     - Netherlands Guilder
            DKr      - Danish Kroner              ESP     - Spanish Peseta
              DM     - German Mark                SEK     - Swedish Krona



-----------------

*   Non-income producing security

** Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. On September 30, 1996, these securities were valued at $10,588, less than .01% of Net Assets.

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996

---------------------------------------------------------------------------------------------------------------------
Assets

Investments, at value
      (Identified cost $33,410,811)                                                                 $      36,465,210
Foreign Currency,  at value
      (Identified cost $16,209)                                                                                15,659
Cash                                                                                                              908
Receivables:
      Dividend, interest and recoverable foreign taxes receivable            $      305,396
      Unrealized gain on forward currency contracts open (Note 5)                    37,981
      Portfolio securities sold                                                      51,588
      Fund shares sold                                                                6,426                   401,391
                                                                              --------------
Prepaid expenses                                                                                                7,844
                                                                                                     -----------------

      Total assets                                                                                         36,891,012
                                                                                                     -----------------

Liabilities

Payables:
      Portfolio securities purchased                                                 36,337
      Shares of the Fund redeemed                                                    81,665                   118,002
                                                                              --------------
Accrued management fees (Note 3)                                                                               29,509
Other accrued expenses                                                                                        177,246
                                                                                                     -----------------

      Total liabilities                                                                                       324,757
                                                                                                     -----------------

Net assets (equivalent to $13.39 per share, representing
      the offering and redemption price for 2,730,050
      shares outstanding, unlimited number of shares authorized)                                    $      36,566,255
                                                                                                     =================


Net assets consist of:
      Capital paid in                                                                               $      29,310,028
      Accumulated undistributed net investment income                                                         575,755
      Accumulated net realized gain on investments
         and foreign currency transactions                                                                  3,592,688
      Unrealized appreciation on:
         Investments                                                         $    3,054,399
         Foreign currency                                                            33,385                 3,087,784
                                                                              --------------         -----------------

                                                                                                     $      36,566,255
                                                                                                     =================

                      See "Notes to Financial Statements"

BAILARD, BIEHL & KAISER DIVERSA FUND
STATEMENT OF OPERATIONS
SEPTEMBER 30, 1996

--------------------------------------------------------------------------------------------------------------------
Investment Income
      Dividends (net of foreign taxes withheld of $19,917)                                          $       553,367
      Interest (net of foreign taxes withheld of $1,160)                                                  1,035,480
                                                                                                    ----------------
                                                                                                          1,588,847

Expenses
      Advisory fees                                                          $    370,980
      Custodian fees                                                              174,875
      Audit and legal fees                                                        106,998
      Transfer agent fees                                                          36,999
      Administrative fees                                                          32,999
      Trustees' fees and expenses                                                  31,502
      Insurance                                                                     5,464
      Printing fees                                                                 5,000
      Registration fees                                                             6,466
      Miscellaneous expenses                                                        5,236
                                                                              ------------
         Total expenses                                                                                     776,519
                                                                                                    ----------------

         Net investment income                                                                              812,328
                                                                                                    ----------------


Realized and Unrealized Gain (Loss)
      on Investments and Foreign Currency

      Net realized gain on investments                                                                    3,636,128
      Net unrealized loss on investments                                                                   (708,875)
                                                                                                    ----------------

         Net gain on investments                                                                          2,927,253
                                                                                                    ----------------

      Net realized gain on foreign currency                                                                  42,779
      Net unrealized  gain on foreign currency
         and foreign currency denominated assets and
         liabilities                                                                                         72,952
                                                                                                    ----------------

         Net gain on foreign currency                                                                       115,731
                                                                                                    ----------------

         Net gain on investments and foreign currency                                                     3,042,984
                                                                                                    ----------------
       FOREIGN CURRENCY
      Net increase in net assets resulting from operations                                         $      3,855,312
                                                                                                    ================

                      See "Notes to Financial Statements"

BAILARD, BIEHL & KAISER DIVERSA FUND
STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------------------------------
                                                                                       For the year ended September 30,
                                                                                -----------------------------------------------
                                                                                        1996                       1995
Increase (Decrease) in Net Assets

Operations:
      Net investment income                                                    $            812,328       $          1,247,408
      Net realized gain on investments                                                    3,636,128                  2,659,873
      Net unrealized gain (loss) on investments                                            (708,875)                 1,243,444
      Net realized gain (loss) on foreign currency                                           42,779                   (199,310)
      Net unrealized gain on foreign currency and
         foreign currency denominated assets and liabilities                                 72,952                     40,362
                                                                                --------------------       --------------------

      Net increase (decrease) resulting from operations                                   3,855,312                  4,991,777
                                                                                --------------------       --------------------

Distributions to shareholders:
      From net investment income                                                           (950,677)                  (931,330)
      From net realized gains                                                            (2,284,254)                  (184,888)
                                                                                --------------------       --------------------

      Total distributions                                                                (3,234,931)                (1,116,218)
                                                                                --------------------       --------------------

Fund share transactions:
      Proceeds from shares sold                                                           2,017,739                  1,839,930
      Net asset value of shares issued on
         reinvestment of distributions                                                    2,932,877                  1,013,443
      Cost of shares redeemed                                                            (9,693,163)               (12,087,247)
                                                                                --------------------       --------------------

      Net decrease resulting from Fund share
         transactions                                                                    (4,742,547)                (9,233,874)
                                                                                --------------------       --------------------

      Net decrease                                                                       (4,122,166)                (5,358,315)


Net Assets
      Beginning of year                                                                  40,688,421                 46,046,736
                                                                                --------------------       --------------------
      End of year (including undistributed net
         investment income of $575,755 and
         $687,154, respectively)                                               $         36,566,255       $         40,688,421
                                                                                ====================       ====================

Number of Fund Shares
      Sold                                                                                  153,963                    152,238
      Issued on reinvestment of distributions                                               228,096                     83,514
      Redeemed                                                                             (734,896)                  (985,362)
                                                                                --------------------       --------------------

      Net decrease                                                                         (352,837)                  (749,610)
                                                                                ====================       ====================

                      See "Notes to Financial Statements"

BAILARD, BIEHL & KAISER DIVERSA FUND
FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout the year:
                                                                                        Year End September 30
                                                          ------------------------------------------------------------------------
                                                                                    1              1
                                                              1996            1995           1994           1993           1992
                                                              ----            ----           ----           ----           ----
Net Asset Value, Beginning of Year                        $      13.20     $    12.01     $    12.68     $    10.93     $    10.64
                                                          ------------     ----------     ----------     ----------     ----------

   Income from Investment Operations:

      Net Investment Income                                       0.31           0.38           0.26           0.39           0.34

      Net Realized/Unrealized Gain (Loss) on
          Securities and Foreign Currency                         0.96           1.13          (0.66)          1.66           0.30
                                                          ------------     ----------     ----------     ----------     ----------

      Total from Investment Operations                            1.27           1.51          (0.40)          2.05           0.64
                                                          ------------     ----------     ----------     ----------     ----------

   Less Distributions:

      From Net Investment Income                                 (0.32)         (0.26)         (0.05)         (0.30)         (0.35)

      From Net Realized Gains                                    (0.76)         (0.06)         (0.22)       --             --
                                                          ------------     ----------     ----------     ----------     ----------

      Total Distributions                                        (1.08)         (0.32)         (0.27)         (0.30)         (0.35)
                                                          ------------     ----------     ----------     ----------     ----------

   Net Asset Value, End of Year                           $      13.39     $    13.20     $    12.01     $    12.68     $    10.93
                                                          ============     ==========     ==========     ==========     ==========

   Total Return                                                  10.09%         12.83%         (3.18%)        19.05%          6.16%

   Ratios/Supplemental Data:

      Net Assets, End of Year (000's)                     $     36,566     $   40,688     $   46,047     $   49,584     $   50,487

      Ratio of Expenses to Average Net Assets                     1.99%          1.85%          1.82%          1.70%          1.90%

      Ratio of Net Investment Income to
         Average Net Assets                                       2.09%          2.97%          2.03%          2.88%          2.75%

      Portfolio Turnover Rate                                       68%           166%           137%            96%            94%
                                  2
      Average Commission Rate Paid                        $     0.0344             --             --             --             --

---------------------------------

1. In 1995 and 1994, net investment income per share has been computed before adjustments for book/tax differences.

2. Represents average commission rate paid per share on purchases and sales of equity securities by the Fund, as computed under SEC rule effective with the Fund's 1996 fiscal year. Prior period rates have not been presented as permitted by the rule.

                      See "Notes to Financial Statements"

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


Note 1 - Summary of Significant Accounting Policies

Bailard,  Biehl & Kaiser  Diversa  Fund (the  "Fund") is the sole  series of the
Bailard, Biehl & Kaiser Fund Group, which was organized as a Massachusetts business trust in August 1986 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following significant accounting policies are followed by the Fund in the preparation of its financial statements and are in conformity with generally accepted accounting principles.

Security Valuation

Each listed investment security is valued at the closing price reported by the principal securities exchange on which the issue is traded or, if no sale is reported, the mean of the closing bid and asked prices. Securities which are traded over-the-counter are normally valued at the mean of the closing bid and asked prices quoted by major dealers of such securities, or, in the absence of such prices, as determined in good faith by, or under procedures determined by, the Trustees of the Fund. Short-term obligations with a maturity of 60 days or less are valued at amortized cost which approximates market.

The Fund's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries in which the securities are offered or the issuers conduct their operations. It is the Fund's policy to continuously monitor its exposure to these risks.

Foreign Currency

Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values at the mean of the bid and offer price of such currency against U.S. dollars last quoted on the valuation date. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.

The Fund includes foreign exchange gains and losses from dividends and interest receivable and other foreign-currency denominated payables and receivables in realized and unrealized gain (loss) on foreign currency. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are included with net realized and unrealized gain (loss) on investments.

Forward Foreign Currency Exchange Contracts

In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time the Fund may enter into contracts to sell foreign currencies to hedge certain foreign currency assets. All commitments are "marked-to-market" daily at the applicable translation rates supplied by a quotation service and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Fund records realized gains or losses at the time the forward contract is settled. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision is made for Federal income taxes.

For the fiscal year ended September 30, 1996, the Fund distributed to shareholders $2,229,000 of long term capital gains.

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS - (Continued)

--------------------------------------------------------------------------------


Note 1 - Continued

Paid in capital, undistributed net investment income and undistributed realized net gain have been adjusted for permanent book-tax differences. Reclassifications between undistributed net investment income and undistributed realized net gain arose principally from differing book and tax treatments for foreign currency transactions.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other

Investment security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date or when the Fund first becomes aware of such dividends. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date.

The Fund uses the identified cost method for determining realized gain or loss on investments.

Note 2 - Purchases and Sales of Securities

For the year ended September 30, 1996, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $18,372,065 and $23,124,485, respectively. Purchases and sales of U.S. Government obligations aggregated $6,593,745 and $4,271,988, respectively.

Note 3 - Management Fee and Other Transactions with Affiliates

The Fund has an Investment Advisory and Management Agreement with Bailard, Biehl & Kaiser, Inc. (the Advisor). The Agreement requires the payment of a monthly fee computed on an annual basis as follows:

      .95% of the first $75,000,000 of the average daily net assets of the Fund; .80% on the next $75,000,000;
      .65% on amounts in excess of $150,000,000.

The Advisor has agreed to reimburse the Fund to the extent that the Fund's operating expenses (as defined) exceed 2.5% of the first $30 million, 2.0% of the next $70 million, and 1.5% of the remaining average net assets of the Fund.

As approved by the Trustees, the Fund has entered into an agreement with its custodian, Brown Brothers Harriman & Co. ("BBH & Co."), whereby brokerage commissions charged on U.S. equity trades executed through BBH & Co. are available to offset custody transaction charges. For the year ended September 30, 1996, there were no such credits. In addition, the Fund did not receive any other credits which reduced its expenses for the year ended September 30, 1996.

Certain officers and Trustees of the Fund are currently officers and directors of Bailard, Biehl & Kaiser, Inc. and receive compensation of $500 per year from the Fund. Each other Trustee is compensated by the Fund at the rate of $6,000 per year plus an attendance fee of $1,000 for each Trustees' meeting attended and related travel expenses.

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS - (Continued)

--------------------------------------------------------------------------------


Note 4 - Unrealized Appreciation (Depreciation) on a Tax Basis

Unrealized appreciation (depreciation) at September 30, 1996 based on cost of securities of $33,448,532 for federal income tax purposes, consists of the following:

             Gross unrealized appreciation                    $    4,097,245
             Gross unrealized depreciation                        (1,080,567)
                                                              --------------

             Net unrealized appreciation                      $    3,016,678
                                                              ==============

Note 5 - Forward Foreign Currency Contracts

At September 30, 1996, the Fund had entered into forward foreign currency contracts which obligated the Fund to exchange currencies at specified future dates. At the maturity of a forward contract, the Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due to the Fund under the contracts, including contracts which have been offset but remained unsettled, has been netted against the forward value of the currency to be delivered by the Fund and the remaining amount is shown as receivable (payable) for forward currency contracts in the financial statements. Open forward foreign currency exchange contracts outstanding at September 30, 1996 were as follows:

                                                                   Unrealized
      Currency                 Currency         Delivery          Appreciation
     Receivable             Deliverable             Date         (Depreciation)
     ----------             -----------             ----         --------------

     $  195,056       DKr     1,106,940         10/29/96         $      5,804
         60,313        A$        76,416         11/29/96                 (77)
        134,804       (Y)    14,437,500         11/29/96                4,358
        320,578        DM       477,773         12/09/96                6,180
        227,842   (pound)       145,924         12/10/96                (459)
        211,090        FF     1,068,114         12/10/96                3,462
        300,000       NLG       499,170         12/11/96                6,934
         50,000       CHF        61,200         12/12/96                  819
         25,000       FIM       113,580         12/12/96                   14
        110,318   (pound)        70,944         12/16/96                (674)
        185,975       NLG       312,810         12/16/96                2,246
         50,648       SEK       337,825         12/16/96                (422)
        319,777        DM       480,305         12/18/96                3,500
        344,709        C$       470,872         12/20/96              (2,312)
         30,253       ITL    46,473,000         12/20/96                (104)
        442,727       (Y)    47,832,713         12/24/96                8,712
                                                                 ------------

                                                                 $     37,981
                                                                 ============


                                Currency Legend:

         A$     - Australian Dollar                  FIM   - Finnish Markka
         C$     - Canadian Dollar                    ITL   - Italian Lira
         CHF    - Swiss Franc                        NLG   - Netherlands Guilder
         Dkr    - Danish Kroner                      SEK   - Swedish Krona
         DM     - German Mark                    (pound)   - British Sterling
         FF     - French Franc                       (Y)   - Japanese Yen

BAILARD, BIEHL & KAISER DIVERSA FUND
INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Shareholders and the Board of Trustees of Bailard, Biehl & Kaiser Diversa Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bailard, Biehl & Kaiser Diversa Fund at September 30, 1996, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers (and the application of alternative auditing procedures where confirmations from brokers were not received), provide a reasonable basis for the opinion expressed above.




Price Waterhouse LLP
Boston, Massachusetts
November 15,  1996

                                                As filed with the Securities and
                                        Exchange Commission on November 27, 1996

                                                        Registration No. 33-8441
                                                               File No. 811-4828



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------











                                     Part C

                                       of

                                    Form N-1A

                             REGISTRATION STATEMENT



                       BAILARD, BIEHL & KAISER FUND GROUP









--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PART C
OTHER INFORMATION

Item 24.          Financial Statements and Exhibits.
                  ----------------------------------

                  (a)      Financial Statements:
                           Incorporated by reference in Part B (Statement of Additional Information) under the heading "Financial Statements"

                           Financial Highlights:
                           Included in Part A (Prospectus)

                  (b)      Exhibits:

         Exhibit Number and Description
         ------------------------------

         (1) Declaration of Trust of Registrant, as amended (incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 3 to Registrant's Form N-1A Registration Statement dated January 30, 1989).

         (2)      By-Laws of Registrant (incorporated  by reference to Exhibit 2
                  of  Registrant's  Form  N-1A   Registration   Statement  dated
                  November 3, 1987).

         (3)      Not applicable.

         (4) Specimen Stock Certificate of Registrant (incorporated by reference to Exhibit 4 of Pre-Effective Amendment No. 1 to Registrant's Form N-1A Registration Statement dated November 28, 1986).

         (5) Amended Investment Advisory And Management Agreement by and between Registrant and Bailard, Biehl & Kaiser, Inc. (incorporated by reference to Exhibit 5 of Post-Effective Amendment No. 7 to Registrant's Form N-1A Registration Statement dated June 29, 1990)

         (6) Distribution Agreement by and between Registrant and BB&K Fund Services, Inc. (incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 3 to Registrant's Form N-1A Registration Statement dated January 30, 1989).

         (7)      Not applicable.

         (8) Custodian Agreement by and between Registrant and Brown Brothers Harriman & Co. (incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 1 to Registrant's Form N-1A Registration Statement dated June 15, 1987).


         (9) Administration Agreement between Registrant and Investment Company Administration Corporation, as amended (incorporated by reference to Exhibit 9 of Post-Effective

Exhibit Number
and Description
---------------
                  Amendment No. 12 to Registrant's Form N-1A Registration Statement dated January 26, 1996).


         (10) Opinion and Consent of Counsel (incorporated by reference to Exhibit 10 of Pre-Effective Amendment No. 2 to Registrant's Form N-1A Registration Statement dated December 18, 1986).

         (11)     Consent of Price Waterhouse LLP.

         (12)     Not applicable.

         (13) Investment letter provided in connection with the shares issued to raise initial capital (incorporated by reference to Exhibit 13 of Pre-Effective Amendment No. 1 to Registrant's Form N-1A Registration Statement dated November 28, 1986).

         (14) Model IRA Plan (incorporated by reference to Exhibit 14 of Registrant's Form N-1A Registration Statement dated June 15,
                  1987).

         (15)     Not applicable.

         (16)     Schedule for Computation of Performance Quotations.

         (17)     Financial Data Schedule.

Item 25.          Persons Controlled by or under Common Control with Registrant.


                  Registrant's organization has been sponsored by Bailard, Biehl & Kaiser, Inc. ("Bailard, Biehl & Kaiser"), a California corporation and a wholly owned subsidiary of BB&K Holdings, Inc., a California corporation ("Holdings"). Thomas E. Bailard, Burnice E. Sparks, Jr., Barbara V. Bailey, and Janis M. Horne, who are officers and/or Trustees of Registrant, are also officers and/or Directors of Holdings, Bailard, Biehl & Kaiser and/or BB&K Fund Services, Inc. ("Fund Services"), a California corporation and a wholly owned subsidiary of Holdings. Mr. Bailard, Mr. Sparks, and Ms. Horne are also each shareholders of Holdings. Registrant's shares of common stock are offered to investment advisory or counselling clients and employees (including officers and relatives of employees and officers) and Directors of Bailard, Biehl & Kaiser. As a result, Holdings, Bailard, Biehl & Kaiser and/or Fund Services may be deemed to be directly or indirectly under common control with Registrant.

                  Mr. Sparks, Ms. Bailey, Ms. Horne and Sofi Zacharias, who are officers and/or Trustees of Registrant, are also officers and/or Directors of Bailard, Biehl & Kaiser International Fund Group, Inc. (the "International Fund Group"), a Maryland corporation and a registered investment company. Shirley L. Clayton, David B. Shippey and James C. Van Horne, Trustees of Registrant, are also Directors of the International Fund Group. Bailard, Biehl & Kaiser serves as the investment adviser to each series of the International Fund Group. As a result, the International Fund Group may be deemed to be directly or indirectly under common control with Registrant.


Item 26.            Number of Holders of Securities.
                    --------------------------------

                  As of September 30, 1996 the number of record holders of the Registrant's shares was as follows:

                                   Shares                     Number of Record
Title of Class                     Outstanding                    Holders
--------------                     -----------                ----------------

Shares of beneficial interest      2,730,050                        397

Item 27. Indemnification.
         ----------------

                    Registrant participates in a policy of insurance which insures the Trust and its Trustees, officers and employees against any liability arising by reason of any actual or alleged breach of duty, neglect, error, misstatement, misleading statement or other act or omission within the scope of their duties.

                    Reference is made to Sections 5.1, 5.2, 5.3 and 5.4 of the Declaration of Trust (see Exhibit 1 to this Registration Statement) and Article XI of the By-Laws (see Exhibit 2 to this Registration Statement), which reflect the positions taken in Investment Company Act Release 11330.

                    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28. Business and Other Connections of Investment Adviser.


                    Bailard, Biehl & Kaiser is the investment adviser of the Registrant. The other business, profession, vocation or employment of a substantial nature in which the Directors and officers of Bailard, Biehl & Kaiser who are Trustees or officers of Registrant have been engaged for the past two fiscal years are as follows:


                                     Position(s) With
Name                                 Bailard, Biehl & Kaiser            Other Principal Occupations
----                                 -----------------------            ---------------------------
Thomas E. Bailard                    Chairman of the Board              Chairman of the Board, Chief
                                     and Chief Executive                Executive Officer and President of
                                     Officer                            Holdings; Chairman of the Board of Fund
                                                                        Services Inc.; Chairman of the Board
                                                                        and  Trusteee of Registrant; Chairman of
                                                                        Bailard, Biehl & Kaiser REIT

Peter M. Hill                        Co-President, Chief                Director of Fund Services; Chairman of
                                     Investment Officer and             the Board of the International Fund
                                     Director                           Group


Burnice E. Sparks, Jr.               Co-President and Director          Chief Executive Officer and Director of
                                                                        Fund Services; President and Trustee of
                                                                        Registrant; President and Director of the
                                                                        International Fund Group

Barbara V. Bailey                    Senior Vice President              Senior Vice President and Treasurer of
                                     and Treasurer/Secretary            Holdings; Secretary of Fund Services;
                                                                        Treasurer of Registrant and the
                                                                        International Fund Group; Treasurer and
                                                                        Secretary of Bailard, Biehl & Kaiser
                                                                        REIT

Janis M. Horne                       Senior Vice President and          Secretary and Chief Compliance Officer
                                     Chief Compliance Officer           of Registrant and the International Fund
                                                                        Group


                  For additional information as to any other business, profession, vocation or employment of a substantial nature of Bailard, Biehl & Kaiser, its Directors and officers, reference is made to Part B of this Registration Statement and to Form ADV, as amended on June 28, 1996, filed under the Investment Advisers Act of 1940 by Bailard, Biehl & Kaiser, SEC File No. 801-8562. The principal business address of Bailard, Biehl & Kaiser and each Director and officer of Bailard, Biehl & Kaiser is 2755 Campus Drive, San Mateo, CA 94403.

Item 29.  Principal Underwriters.
          -----------------------

                  Fund Services, located at 2755 Campus Drive, San Mateo, California 94403, is the principal underwriter for the Registrant and for the International Fund Group. Certain information with respect to the officers and Directors of Fund Services is set forth below. The principal business address of each such person is 2755 Campus Drive, San Mateo, California, 94403.


Name                              Position(s) With Fund Services            Other Principal Occupations
----                              ------------------------------            ---------------------------
Thomas E. Bailard                 Chairman of the Board                     Chairman of the Board and Chief
                                                                            Executive Officer of Holdings;
                                                                            Chairman of the Board and Chief
                                                                            Executive Officer of Bailard, Biehl
                                                                            & Kaiser; Chairman of the Board
                                                                            and Trustee of Registrant; Chairman
                                                                            of Bailard, Biehl & Kaiser REIT

Peter M. Hill                     Director                                  Co-President, Chief Investment
                                                                            Officer and Director of Bailard,
                                                                            Biehl & Kaiser; Chairman of the
                                                                            Board of the International Fund
                                                                            Group

Burnice E. Sparks, Jr.            Chief Executive Officer                   Co-President and Director of
                                  and Director                              Bailard, Biehl & Kaiser; President
                                                                            and Trustee of Registrant; President
                                                                            and Director of the International
                                                                            Fund Group


Christine D. Timmerman            Treasurer                                 Independent consultant

Barbara V. Bailey                 Secretary                                 Senior Vice President and
                                                                            Treasurer/Secretary of Bailard, Biehl
                                                                            & Kaiser; Senior Vice President and
                                                                            Treasurer of Holdings; Treasurer of
                                                                            Registrant and the International Fund
                                                                            Group; Treasurer and Secretary of
                                                                            Bailard, Biehl & Kaiser REIT

Item 30.  Location of Accounts and Records.
          ---------------------------------

Name and Address of Persons          Records, Books and
Maintaining Physical Possession      Accounts Required by:
-------------------------------      ---------------------

Brown Brothers Harriman & Co.        Rule 31a-1(b)(1), (2)(i-iii), (3), (8), (9)
40 Water Street
Boston, MA  02109

Bailard, Biehl & Kaiser Fund Group   Rule 31a-1(b)(4), (5), (6), (7), (10), (11)
2755 Campus Drive
San Mateo, CA  94403

Chase Global Funds Services Company  Rule 31a-1(b)(2)(iv)
73 Tremont St.
Boston, MA  02108-3913


Item 31.  Management Services.
          --------------------

        Not applicable.


Item 32.  Undertakings.
          -------------

       Registrant  undertakes  to furnish  each person to whom a  Prospectus  is
       delivered   with  a  copy  of   Registrant's   latest  annual  report  to
       shareholders, upon request and without charge.

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Mateo and State of California on the 27th day of November, 1996.

                                         BAILARD, BIEHL & KAISER FUND GROUP


                                         By: /s/ Thomas E. Bailard
                                           --------------------------
                                             Thomas E. Bailard
                                             Chief Executive Officer

                  Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signature                Title                             Date
        ---------                -----                             ----


/s/ Thomas E. Bailard            Chairman and Trustee        November 22, 1996
-----------------------------
Thomas E. Bailard(1)


/s/ Burnice E. Sparks, Jr.       President and Trustee       November 22, 1996
-----------------------------
Burnice E. Sparks, Jr.


/s/ Barbara V. Bailey            Treasurer                   November 22, 1996
-----------------------------
Barbara V. Bailey(2)


                                 Trustee                     November __, 1996
-----------------------------
Shirley L. Clayton


/s/ David B. Shippey             Trustee                     November 21, 1996
-----------------------------
David B. Shippey


/s/ James C. Van Horne           Trustee                     November 21, 1996
-----------------------------
James C. Van Horne


________________________
         (1)Principal Executive Officer
         (2)Principal Financial Officer

                                                    As filed with the Securities
                                        Exchange Commission on November 27, 1996

                                                        Registration No. 33-8441
                                                               File No. 811-4828

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                 -------------



                                   EXHIBITS TO
                                    FORM N-1A



             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 13                     [X]

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 15                             [X]


                       BAILARD, BIEHL & KAISER FUND GROUP
               (Exact name of registrant as specified in charter)

                                2755 Campus Drive
                           San Mateo, California 94403
                    (Address of principal executive offices)
       Registrant's telephone number, including area code: (800) 882-8383



                             Exhibits 11, 16 and 17

                                INDEX TO EXHIBITS


                                                                   Sequentially
Exhibit Number    Exhibit                                          Numbered Page
--------------    -------                                          -------------


      (11)        Consent of Price Waterhouse LLP

      (16)        Schedule for Computation of Performance Quotations

      (17)        Financial Data Schedule